UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

ELICIO THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

451 D Street
Boston, MA 02210
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 7, 2024
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of ELICIO THERAPEUTICS, INC. (“Elicio”), which will be held on Thursday, November 7, 2024, at 9:30 a.m. U.S. Eastern Time. This year’s annual meeting will be conducted solely via live audio webcast on the Internet through a live webcast. In order to attend, you must pre-register at www.viewproxy.com/ELTX/2024. Holding a virtual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our Annual Meeting. You will not be able to attend the Annual Meeting in person. Additional details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about Elicio that you should consider when you vote your shares are described in this proxy statement.
At the Annual Meeting, three people will be elected to our Board of Directors. In addition, we will ask stockholders to (i) ratify the selection of Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 and (ii) to approve, for purposes of complying with Nasdaq Listing Rule 5635(b), (a) the issuance of shares of common stock issuable upon the exercise of certain warrants, as described in our Current Reports on Form 8-K filed on March 18, 2024 and July 1, 2024, and (b) the conversion of that certain convertible note, as described in our Current Report on Form 8-K filed on August 12, 2024 (the “Convertible Note”). The Board of Directors recommends the approval of each of these proposals as set forth in this proxy statement. Such other business will be transacted as may properly come before the Annual Meeting.
We hope you will be able to attend the Annual Meeting virtually via the Internet. Whether you plan to attend the Annual Meeting virtually or not, it is important that you cast your vote either at the time of the Annual Meeting or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading this proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote promptly by proxy so that your shares will be represented and voted at the virtual Annual Meeting, whether or not you can attend.
Thank you for your continued support of Elicio. We look forward to seeing you virtually at the Annual Meeting.

Sincerely,

/s/ Robert Connelly
Robert Connelly
Chief Executive Officer and President

Elicio Therapeutics, Inc.
451 D Street
Boston, MA 02210
September 27, 2024
Notice of 2024 Annual Meeting of Stockholders
Time: 9:30 a.m. Eastern Time
Date: Thursday, November 7, 2024
Place: Annual Meeting to be held live via the Internet – please visit www.viewproxy.com/ELTX/2024 for more details*
Purposes:
1.
To elect the Board of Directors’ nominees, Robert Connelly, Yekaterina (Katie) Chudnovsky and Allen R. Nissenson, M.D., to the Board of Directors to hold office until the 2027 Annual Meeting of Stockholders.

2.
To ratify the selection by the Audit Committee of the Board of Directors of Baker Tilly US, LLP as the independent registered public accounting firm of Elicio Therapeutics, Inc. for its fiscal year ending December 31, 2024.

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(b), the issuance of shares of common stock issuable upon the exercise of certain warrants and conversion of the Convertible Note.
4.	To conduct any other business properly brought before the Annual Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
*
This year’s Annual Meeting will be held virtually through a live webcast. You will be able to attend the Annual Meeting, submit questions and vote during the live webcast. In order to attend, you must pre-register at www.viewproxy.com/ELTX/2024. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log in beginning at 9:15 a.m. U.S. Eastern Time, on Thursday, November 7, 2024.

Who May Vote:
The record date for the Annual Meeting is September 11, 2024. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof. A list of our stockholders of record as of the close of business on the record date will be made available to stockholders during the Annual Meeting. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our principal executive offices at the address listed above. Stockholders may also request to view a list of stockholders of record for the ten days prior to the Annual Meeting by sending an email to IR@elicio.com.

By Order of the Board of Directors

/s/ Megan C. Filoon
Megan C. Filoon
Secretary

Boston, Massachusetts
September 27, 2024

You are cordially invited to attend our Annual Meeting virtually via live webcast at www.viewproxy.com/ELTX/2024. Whether or not you expect to attend the Annual Meeting, please vote as soon as possible. You may vote over the Internet, by a toll-free telephone number, or by mailing a completed, signed, and dated proxy card or voting instruction card in the envelope provided with the proxy card or voting instruction card. Please note that any stockholder attending the virtual Annual Meeting may vote online during the Annual Meeting, even if the stockholder has already returned a proxy card or voting instruction card. Please see the instructions in the attached proxy statement and on your proxy card or voting instruction card previously received.

ELICIO THERAPEUTICS, INC.
451 D Street
Boston, Massachusetts 02210

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

November 7, 2024

MEETING AGENDA

Proposals	Page	Voting Standard for Approval	Board Recommendation
Election of Directors	7
Plurality of the votes of the shares present in person, by remote communication, or represented by proxy duly authorized at the Annual Meeting and entitled to vote in the election of directors. Only votes “For” will affect the outcome of the vote; “Withhold” votes will have no effect on the outcome of the vote.
			For each named Director nominee

Ratification of the selection of Baker Tilly US, LLP as Elicio Therapeutics, Inc.’s independent registered public accounting firm for fiscal December 31, 2024	18
Affirmative vote of the holders of a majority of the voting power of the votes cast, by remote communication, or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) on this matter. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
			For

Approval, for the Purposes of Complying with Nasdaq Listing Rule 5635(b), the Issuance of Shares of Common Stock upon the Exercise of Certain Warrants and Conversion of the Convertible Note	20
Affirmative vote of the holders of a majority of the voting power of the votes cast, by remote communication, or represented by proxy at the Annual Meeting and voting affirmatively or negatively on this matter. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this approval. As a result, any shares not voted by a customer will be treated as a broker non-vote. These broker non-votes will have no effect on the results of this vote.
			For

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 7, 2024
This proxy statement, the notice of 2024 annual meeting of stockholders, our form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available for viewing, printing and downloading at www.viewproxy.com/ELTX/2024. To view these materials, please have your control number available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.elicio.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Elicio Therapeutics, Inc., c/o Corporate Secretary, 451 D Street, Suite 501, Boston, MA 02210. Exhibits will be provided upon written request and payment of an appropriate processing fee.
i

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL 1 ELECTION OF DIRECTORS	7
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	11
Independence of the Board Of Directors	11
Board Leadership Structure	11
Role of the Board in Risk Oversight	12
Meetings of the Board of Directors	12
Information Regarding Committees of the Board of Directors	12
Audit Committee	13
Compensation Committee	14
Nominating and Corporate Governance Committee	15
Communications With The Board Of Directors	16
Code of Business Conduct And Ethics	17
Corporate Governance Guidelines	17
Hedging Policy	17
Clawback Policy	17
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
PROPOSAL 3 TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(b), THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN WARRANTS AND THE CONVERSION OF THE CONVERTIBLE NOTE	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
EXECUTIVE OFFICERS OF THE COMPANY	25
EXECUTIVE COMPENSATION	26
2023 Summary Compensation Table	26
Outstanding Equity Awards at 2023 Fiscal Year End	30
Director Compensation	31
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE	35
Related Person Transactions Policy and Procedures	35
Certain Related Person Transactions	35
Indemnification	37
HOUSEHOLDING OF PROXY MATERIALS	38
OTHER MATTERS	38

ii

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
How do I attend the Annual Meeting?
We have determined that the Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting. We have designed our virtual format to enhance, rather than constrain stockholder access, participation and communication. The Annual Meeting will be held through a live webcast. In order to attend, you must pre-register at www.viewproxy.com/ELTX/2024. You will not be able to attend the Annual Meeting in person. If you attend the Annual Meeting online, you will be able to vote and submit questions during the meeting. You need not attend the Annual Meeting in order to vote.
You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on September 11, 2024, the record date, or hold a valid proxy for the Annual Meeting. To be admitted to the Annual Meeting, use your unique link and password that was provided upon registration at www.viewproxy.com/ELTX/2024. If you are a beneficial stockholder and plan on voting at the meeting, you should contact the bank, broker, or other institution where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your legal proxy.
Whether or not you participate in the Annual Meeting, it is important you vote your shares.
We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the Annual Meeting on Thursday, November 7, 2024.
What if I cannot find my Control Number?
Please note that if you do not have your Control Number and you are a registered stockholder, operators at 1-866-612-8937 will be able to help you obtain your Control Number. You will be able to log in as a guest.
If you are a beneficial owner (that is, you hold your shares in an account at a bank, or other holder of record), you will need to contact that bank, broker, or other holder of record to obtain your Control Number prior to the Annual Meeting.
Will a list of record stockholders as of the record date be available?
A list of our record stockholders as of the close of business on the record date will be made available to stockholders during the Annual Meeting. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our principal executive offices at the address listed above. Stockholders may also request to view a list of stockholders of record for the ten days prior to the Annual Meeting by sending an email to IR@elicio.com.
Where can we get technical assistance?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you have difficulty accessing the Annual Meeting, please call 1-866-612-8937 where technicians will be available to help you.
For the Annual Meeting, how do we ask questions of management and the Board of Directors?
We plan to have a Q&A session at the Annual Meeting and will include as many stockholder questions as the allotted time permits. Stockholders may submit questions relevant to our business in advance of the Annual Meeting as well as live during the Annual Meeting. If you are a stockholder, you may submit a question in advance of the Annual Meeting at www.viewproxy.com/ELTX/2024. Questions may be submitted during the Annual Meeting through the web portal.
Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related to rules of conduct and other materials for the Annual Meeting will be available at www.viewproxy.com/ELTX/2024.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on September 11, 2024 will be entitled to vote at the Annual Meeting. On the record date, there were 10,774,574 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name
If on September 11, 2024 your shares were registered directly in your name with Elicio’s transfer agent, Continental Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone, or through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on September 11, 2024 your shares were held not in your name, but rather in an account at a brokerage firm, bank, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy card is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent regarding how to vote the shares in your account, and we invite you to attend the virtual Annual Meeting. Many stockholders of record will provide you with a control number via email or in your proxy card or voting instruction form in order to attend and vote your shares at the virtual Annual Meeting. If you did not receive a control number via email or on your proxy card or voting instruction form, you will be provided with other instructions from your broker, bank, or other stockholder of record that must be followed, including any requirement to obtain a valid legal proxy, in order for your broker, bank, or other stockholder of record to vote your shares per your instructions or to attend and vote your shares at the Annual Meeting. Many brokers, banks, or other stockholders of record allow a stockholder to obtain a valid legal proxy either online or by mail, and we recommend you contact your broker, bank, or other stockholder of record to do so.
What am I voting on?
There are three matters scheduled for a vote:
•	To elect the three nominees to the Board of Directors to hold office until the 2027 Annual Meeting of Stockholders.
•
To ratify the selection by the Audit Committee of the Board of Directors of Baker Tilly US, LLP as the independent registered public accounting firm of Elicio for its fiscal year ending December 31, 2024.

•	To approve, for purposes of complying with Nasdaq Listing Rule 5635(b), the issuance of shares of common stock issuable upon the exercise of certain warrants and conversion of the Convertible Note.
What if another matter is properly brought before the Annual Meeting?
At the time of this proxy statement, the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For all other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, vote online at the Annual Meeting, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy.
•	To vote during the Annual Meeting: If you are a stockholder of record as of the record date, follow the instructions in the virtual meeting portal.
•
To vote prior to the Annual Meeting (until 11:59 p.m. U.S. Eastern Time on November 6, 2024): You may vote via the Internet at www.fcrvote.com/ELTX, by telephone, or by completing and returning the proxy card or voting instruction form, as described below.

•
To vote using the proxy card, simply complete, sign and date the proxy card, that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-866-402-3905 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and Control Number from your proxy card. Your telephone vote must be received by 11:59 p.m., U.S. Eastern Time on November 6, 2024 to be counted.

•
To vote through the internet prior to the Annual Meeting, go to www.fcrvote.com/ELTXand follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the company number and Control Number from your proxy card. Your internet vote must be received by 11:59 p.m. U.S. Eastern Time on November 6, 2024 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other stockholder of record, you should have received the voting instructions from that organization rather than from us. You must follow these instructions for your bank, broker, or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a control number via email or on your proxy card or your voting instruction form. If your shares are held in an account with a broker, bank, or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank, or other stockholder of record. If you did not receive a control number via email or on your proxy card or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank, or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks, and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend you contact your broker, bank, or other stockholder of record to do so.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of September 11, 2024.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the three nominees for director, “For” the ratification of the selection of Baker Tilly US, LLP as Elicio’s independent registered public accounting firm for fiscal December 31, 2024 and “For” the approval, for purposes of complying with Nasdaq Listing Rule 5635(b), the issuance of shares of common stock issuable upon the exercise of certain warrants and upon the conversion of the Convertible Note. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks, and other securities intermediaries subject to

NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposals 1 and 3 are considered to be “non-routine” under NYSE rules, meaning your broker may not vote your shares on either proposal in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules, meaning if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.
If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from your broker, bank, or other agent.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
We have engaged Alliance Advisors, LLC to act as our proxy solicitor in connection with the proposals to be acted upon at the Annual Meeting. Pursuant to our agreement, Alliance Advisors, LLC will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the Annual Meeting. For these services, we will pay a fee of approximately $12,500 plus expenses.
What does it mean if I receive more than one Notice and Proxy Statement?
If you receive more than one Notice and Proxy Statement, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards to ensure all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.
•	You may send a timely written notice you are revoking your proxy to Elicio’s Secretary at 451 D Street, Suite 501, Boston, MA 02210.
•	You may attend the Annual Meeting virtually and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by your broker, bank, or other agent.
When are stockholder proposals and director nominations due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by August 9, 2025, to Megan C. Filoon, Corporate Secretary at 451 D Street, Suite 501, Boston, MA 02210. However, if our 2025 Annual Meeting of Stockholders is held before October 8, 2025, or after January 6, 2026, then the deadline will be ninety (90) days prior to such meeting or, if later, the tenth (10th) day following the day we make our proxy materials available to our stockholders, either online or in printed form. You are also advised to review our Amended and Restated Bylaws, which contain a description of the information required to be submitted, as well as additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?
Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; with respect to the proposal to ratify the selection of the independent auditor for the fiscal year ending December 31, 2024, votes “For” and “Against,” abstentions and, if applicable, broker non-votes; and with respect to the proposal for approval, for purposes of complying with Nasdaq Listing Rule 5635(b), the issuance of shares of common stock issuable upon the exercise of certain warrants and conversion of the Convertible Note, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes on Proposals 1, 2 and 3 will have no effect and will not be counted towards the vote total for such proposals.
How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:
•	“FOR” the election of the nominees for director;
•	“FOR” the ratification of the selection of Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and
•
“FOR” the approval, for purposes of complying with Nasdaq Listing Rule 5635(b), the issuance of shares of common stock issuable upon the exercise of certain warrants and upon the conversion of the Convertible Note.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement. None of our Named Executive Officers have any substantial interest in any matter to be acted.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank, or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank, or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1 and 3 are considered to be “non-routine” under NYSE rules, and we therefore expect broker non-votes to exist in connection with Proposals 1 and 3. Proposal 2 is considered to be “routine” under NYSE rules, and we therefore do not expect broker non-votes to exist in connection with Proposal 2.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from your broker, bank, or other agent.
How many votes are needed to approve each proposal?
For the election of directors, the three nominees receiving the most “For” votes from the holders of shares present in person or virtually or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome of the vote. “Withhold” votes and broker non-votes will have no effect on the outcome.
To be approved, Proposal No. 2, ratification of the selection of Baker Tilly US, LLP as Elicio’s independent registered public accounting firm for fiscal year ending December 31, 2024, must receive “For” votes from the holders of a majority of the voting power of the votes cast in person or virtually or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) on this matter. Accordingly, abstentions will have no effect. We do not expect any broker non-votes on this matter but, if there are, broker non-votes will have no effect. However, if our stockholders do not ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for 2024, the Audit Committee of our Board of Directors will reconsider its selection.
To be approved, Proposal No. 3, the approval, for purposes of complying with Nasdaq Listing Rule 5635(b), the issuance of shares of common stock issuable upon the exercise of certain warrants and upon the conversion of the

Convertible Note, must receive “For” votes from the holders of a majority of the voting power of the votes cast in person or virtually or represented by proxy at the Annual Meeting and voting affirmatively or negatively on this matter. Accordingly, abstentions and broker non-votes will have no effect.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting virtually or represented by proxy. On the record date, there were 10,774,574 shares outstanding and entitled to vote. Thus, the holders of 5,387,288 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, (a) the person presiding over the Annual Meeting or (b) the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another time and date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of Alliance Advisors, LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.
Explanatory Note
On June 1, 2023, Elicio Operating Company, Inc. (“Former Elicio”), completed the previously announced merger transaction in accordance with the terms and conditions of the Agreement and Plan of Merger and Reorganization, dated as of January 17, 2023 (the “Merger Agreement”), by and among the Delaware corporation formerly known as “Angion Biomedica Corp.” (“Angion”), Arkham Merger Sub, Inc., a wholly owned subsidiary of Angion (“Merger Sub”), and Former Elicio, pursuant to which Merger Sub merged with and into Former Elicio, with Former Elicio surviving the merger as a wholly owned subsidiary of Angion (the “Merger”). Additionally, on June 1, 2023, Angion changed its name from “Angion Biomedica Corp.” to “Elicio Therapeutics, Inc.”.
In this proxy statement, unless the context specifically indicates otherwise, “the Company”, “we”, “us”, “our” and “Elicio” refer to the Company and its subsidiaries following the Merger, effective on June 1, 2023, and to Former Elicio and its subsidiaries prior to the Merger. References to “Angion” means Angion prior to the Merger effective as of June 1, 2023.

PROPOSAL 1
ELECTION OF DIRECTORS
Classified Board
Elicio’s Board of Directors is divided into three classes, with each class having as nearly as possible an equal number of directors. Each class has a three-year term with the term of service of each class of directors staggered so that the term of one class expires at each annual meeting of stockholders. Our Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws, provide that the authorized number of directors may be changed only by resolution of the Board of Directors. The Board of Directors makes an effort to distribute additional directorships resulting from an increase in the number of directors among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the voting power of the then outstanding voting stock. Any vacancies on the Board of Directors may be filled only by a majority of the directors then in office. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board of Directors currently has eight members. There are three directors in the class whose term of office expires at the 2024 Annual Meeting of Stockholders. Each of the nominees listed below is currently a director of Elicio who was nominated by the Board of Directors at the recommendation of the Nominating and Corporate Governance Committee. Mr. Robert Connelly was appointed to the Board of Directors of Former Elicio in October 2018 and has served on the Company’s Board of Directors and as the Company’s Chief Executive Officer and President since June 2023. Ms. Yekaterina (Katie) Chudnovsky was appointed to the Board of Directors of Former Elicio in October 2022 and has served on the Company’s Board of Directors since June 2023. Dr. Allen Nissenson was elected to the Board of Directors of Angion in January 2020 and has served on the Company’s Board of Directors since June 2023. If elected at the Annual Meeting, each of these nominees would serve until the 2027 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Elicio encourages, but does not require, its directors and nominees for director to attend the Annual Meeting.
The following is a list of our current directors, along with a brief biography of each nominee and each director whose term will continue after the Annual Meeting, including information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director.

Name	Age	Position
Robert Connelly	64	Chief Executive Officer, President, and Class I Director
Julian Adams, Ph.D.(3)	69	Chair of the Board and Class III Director
Carol Ashe(1)(2)(3)	67	Class III Director
Yekaterina (Katie) Chudnovsky	40	Class I Director
Allen R. Nissenson, M.D.(1)(2)	77	Class I Director
Robert R. Ruffolo, Jr., Ph.D., FCPP(2)	74	Class II Director
Jay R. Venkatesan, M.D.	52	Class III Director
Karen J. Wilson(1)(3)	61	Class II Director

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating and Corporate Governance Committee.
Nominees for Election for a Three-Year Term Expiring at the 2027 Annual Meeting
Robert Connelly has served as Elicio’s Chief Executive Officer and President and as a member of Elicio’s Board of Directors since June 2023 and previously served as Former Elicio’s Chief Executive Officer and as a member of Former Elicio’s Board of Directors from October 2018 until the Merger. Mr. Connelly has nearly 40 years of experience in the life sciences sector in leadership and operational roles. From 2013 to 2018, Mr. Connelly served as the Chief Executive Officer and as a member of the board of directors of Axcella Health Inc., a clinical-stage therapeutics company developing endogenous metabolic modulators to treat an array of diseases. Prior to Axcella, Mr. Connelly served as the founding Chief Executive Officer of WikiCell Designs and the Chairman of Aero Designs, each utilizing drug delivery technologies to create new food, beverage and supplement product, both of which merged into Incredible Foods, Inc. in 2013. Prior to that, Mr. Connelly served as the Chief Executive Officer of Pulmatrix, Inc., a clinical-stage biopharmaceutical company developing inhaled therapies to address pulmonary diseases, from 2007 to 2012. From 2000 to 2007, Mr. Connelly served as the founding Chief Executive Officer and first employee of Domantis Ltd., a U.K.-based biotechnology company, which was acquired by GSK plc. He began his career with life science companies Abbott Laboratories and BioVeris Corporation in positions of increasing responsibility. Mr. Connelly previously served on the boards of publicly traded life science companies Kaleido Biosciences, Inc. from 2015 to 2018 and Anchiano Therapeutics Ltd. from 2018 to 2019, as well as on the boards of several privately held biopharmaceutical companies. Mr. Connelly also served as a Venture Partner with Flagship Pioneering from 2013 to 2018, working on the creation and management of several biotechnology portfolio companies. Mr. Connelly received a B.S. in Business Administration from the University of Florida.
Our Board of Directors believes that Mr. Connelly is qualified to serve as a director based on his role as our Chief Executive Officer and President and his extensive management experience in the life sciences industry.
Yekaterina (Katie) Chudnovsky has served as a member of Elicio’s Board of Directors since June 2023 and previously served as a member of Former Elicio’s Board of Directors from October 2022 until the Merger. Ms. Chudnovsky is an attorney, venture investor, dedicated patient advocate, and supporter of medical research, with particular interest in cancer research and personalized cancer vaccines. Ms. Chudnovsky is Chairperson of the GI Research Foundation for the University of Chicago Digestive Diseases Center (“GI Research Foundation”), where she has sat on the board for the past 12 years, becoming President in 2019 and Chairperson in 2023. She is an active board member of XCures, Inc., a privately-held technology company working to advance cancer research and patient outcomes with an AI-based precision oncology platform and also currently serves as director at GKCC, LLC, a privately-held company, Immix Biopharma, Inc., a public company, Colorectal Cancer Alliance, a non-profit organization focused on colorectal cancer, and serves as a board observer for MiNK Therapeutics, Inc., a public, clinical-stage biopharmaceutical company. Prior to Ms. Chudnovsky’s current roles, she began her legal career at Thomas Coburn LLP with a focus on corporate law, real estate, mergers and acquisitions, bankruptcy, and business banking. Ms. Chudnovsky received a B.A. in political science and Slavic literature and language from Northwestern University and a J.D. from DePaul University.
Our Board of Directors believes that Ms. Chudnovsky is qualified to serve as a director due to her experience in the healthcare industry and her legal background.
Allen R. Nissenson, M.D. has served as a member of Elicio’s Board of Directors since June 2023 and previously served as a member of Angion’s Board of Directors from January 2020 until the Merger. Dr. Nissenson completed serving as the Emeritus Chief Medical Officer of DaVita Kidney Care in January 2022, where he had served since January 2020 and where he previously served as Chief Medical Officer from August 2008 to January 2020. Dr. Nissenson is currently an Emeritus Professor of Medicine at the David Geffen School of Medicine at UCLA, where he has served since August 2008, and where he previously served as Director of the Dialysis Program from July 1977 to August 2008 and Associate Dean from July 2005 to August 2008. Dr. Nissenson is also currently on the board of directors of Rockwell Medical, Inc., a public biopharmaceutical company that develops, manufactures, commercializes and distributes a portfolio of hemodialysis products for dialysis providers, which he joined in June 2020, Diality, Inc., a private technology development company, and Innocura Nephology, Inc., a privately-held company. Dr. Nissenson is a past chair of Kidney Care Partners and past co-chair of the Kidney Care Quality Alliance. Dr. Nissenson is a former president of the Renal Physicians Association (“RPA”) and current member of the RPA’s Government Affairs Committee. Dr. Nissenson previously served as president of the Southern California End-Stage Renal Disease Network, as well as the chair of its Medical Review Board. Dr. Nissenson served as a Robert Wood Johnson Health Policy Fellow of the National Academy of Medicine from 1994 to 1995 and worked in the office of the late Senator Paul Wellstone. Dr. Nissenson has an M.D. from Northwestern University Medical School and is the recipient of various awards, including the President’s Award of the National Kidney Foundation, the Lifetime Achievement Award in Hemodialysis, the American Association of Kidney Patients’ (“AAKP”) Medal of Excellence Award and, in 2017, the RPA Distinguished Nephrology Service Award.
Our Board of Directors believes that Dr. Nissenson is qualified to serve as a director due to his years of experience in the healthcare industry.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2025 Annual Meeting
Karen Wilson has served as a member of Elicio’s Board of Directors since June 2023 and previously served as a member of Angion’s Board of Directors since April 2020 until the Merger. Ms. Wilson has also been a board member of Connect Biopharma Holdings Ltd., a public company focused on improving the lives of patients living with chronic inflammatory diseases, since 2020, and LAVA Therapeutics B.V., a public company focused on engaging gamma-delta T cells to potentially fight cancer, since 2021. Ms. Wilson also served as a member of the board of directors of Vaxart, Inc., a public company, from August 2020 to August 2022. Ms. Wilson previously served as Senior Vice President of Finance at Jazz Pharmaceuticals plc, a biopharmaceutical company, until September 2020 after serving as Principal Accounting Officer and Vice President of Finance. Prior to joining the Jazz Pharmaceuticals organization in February 2011, Ms. Wilson served as Principal Accounting Officer and Vice President of Finance at PDL BioPharma, Inc., a life sciences company. Ms. Wilson also previously served as a Principal at the consulting firm of Wilson Crisler LLC, Chief Financial Officer of ViroLogic, Inc., a biosciences company, Chief Financial Officer and Vice President of Operations for Novare Surgical Systems, Inc., a medical device manufacturer, and as a consultant and auditor for Deloitte & Touche LLP, a professional services firm. Ms. Wilson is a Certified Public Accountant and received a B.S. in Business from the University of California, Berkeley.
Our Board of Directors believes that Ms. Wilson is qualified to serve as a director due to her extensive background in financial and accounting matters for public companies and her leadership experience in the life science industry.
Robert R. Ruffolo, Jr., Ph.D. has served as a member of Elicio’s Board of Directors since June 2023 and previously served as a member of Former Elicio’s Board of Directors from 2018 until the Merger. Dr. Ruffolo has operated and been a Managing Director at Ruffolo Consulting, LLC, a consulting firm advising large pharmaceutical and biotechnology companies, since 2008. Previously, Dr. Ruffolo served as President of Research and Development and as Corporate Senior Vice President of Wyeth Pharmaceuticals Inc. (now Pfizer Inc.) from 2002 to 2008. From 2000 to 2002, Dr. Ruffolo served as an Executive Vice President at Wyeth Pharmaceuticals, where he was responsible for Pharmaceutical Research and Development. Prior to joining Wyeth Pharmaceuticals, Dr. Ruffolo spent 17 years at SmithKline Beecham Pharmaceuticals plc (now GSK plc) where he was Senior Vice President and Director of Biological Sciences, Worldwide from 1984 to 2000. Before joining SmithKline Beecham Pharmaceuticals plc, Dr. Ruffolo spent six years at Eli Lilly and Company from 1978 to 1984 where he was Chairman of the Cardiovascular Research Committee. Dr. Ruffolo currently serves on the boards of several private companies. He received a B.S. in Pharmacy and a Ph.D. in Pharmacology from The Ohio State University.
Our Board of Directors believes that Dr. Ruffolo is qualified to serve as a director due to his extensive experience in the pharmaceutical industry and his technical and management expertise in product discovery and development.
Directors Continuing in Office Until the 2026 Annual Meeting
Julian Adams, Ph.D. has served as Chairman of Elicio’s Board of Directors since June 2023 and previously served as Chairman of Former Elicio’s Board of Directors from 2017 until the Merger. Since July 2023, Dr. Adams has also served as President and Chief Executive Officer of Stand Up To Cancer, a charitable program of the Entertainment Industry Foundation. Dr. Adams was previously the Chief Executive Officer of Gamida Cell Ltd., a clinical-stage biopharmaceutical company working to develop cell therapies for hematologic cancers and rare, serious hematologic diseases, from November 2018 to October 2022. Prior to Gamida Cell, Dr. Adams was President and Chief Scientific Officer at Clal Biotechnology Industries Ltd. (“CBI”) from January 2017 to November 2017. Before joining CBI, Dr. Adams served as President of Research and Development at Infinity Pharmaceuticals, Inc. from 2003 to 2017, and also as its Chief Scientific Officer from 2006 to 2010 where he built and led the company’s R&D efforts. From 1999 to 2003, Dr. Adams served as Senior Vice President, Drug Discovery and Development at Millennium Pharmaceuticals, Inc., now part of Takeda Pharmaceutical Company Limited, where he played a key role in the discovery of Velcade® (bortezomib), a therapy widely used for treatment of the blood cancer, multiple myeloma. Earlier in his career, Dr. Adams was credited with discovering Viramune® (nevirapine) for HIV at Boehringer Ingelheim. Dr. Adams has also held senior leadership roles in research and development at LeukoSite, Inc. and ProScript. Dr. Adams previously served on the board of Pieris Pharmaceuticals, Inc. from 2016 to 2018 and Neon Therapeutics, Inc., now BioNTech SE from 2017 to 2018. Dr. Adams currently serves as a director for Gamida Cell Ltd. Dr. Adams earned a B.S. from McGill University, where he also was awarded an honorary Sc.D, and a Ph.D. from the Massachusetts Institute of Technology.
Our Board of Directors believes that Dr. Adams is qualified to serve as a director based on his extensive science background and professional experience.

Jay Venkatesan, M.D. has served as a member of Elicio’s Board of Directors since June 2023 and previously served as Chairman of Angion’s Board of Directors from January 2022 until the Merger. From May 2018 to June 2023, Dr. Venkatesan served as Angion’s President and Chief Executive Officer. Dr. Venkatesan has served as a Managing Partner of Alpine BioVentures, an investment firm since July 2015. From July 2015 to August 2018, Dr. Venkatesan was Co-Founder and President of Alpine Immune Sciences, Inc., an immunotherapy company, and also served as its Chief Executive Officer from July 2015 to June 2016. Additionally, as Managing Partner of Alpine BioVentures, from January 2014 to August 2014, Dr. Venkatesan served as Founder and Chief Executive Officer of Alpine BioSciences, Inc., a biotechnology company, which was acquired by Cascadian Therapeutics, Inc. From January 2008 to July 2015, Dr. Venkatesan served as the Founder and Managing Member of Ayer Capital, a global healthcare investment fund. Prior to that, Dr. Venkatesan served for six years as a director at Brookside Capital, the hedge fund subsidiary of Bain Capital, where he co-managed healthcare investments. Dr. Venkatesan was also a consultant at McKinsey & Company, a consulting firm, and a venture investor with Apax Partners, an investment firm. Since 2018, Dr. Venkatesan has served on the board of Zylem Biosciences, Inc., a private biotechnology company. Dr. Venkatesan previously served on the board of Alpine Immune Sciences, Inc. (acquired by Vertex Pharmaceuticals Incorporated) from June 2015 to July 2022, Iovance Biotherapeutics Inc. from 2013 to 2018, and Cell Biotherapies, Inc. from 2015 until its acquisition by Vaxanix Bio, Ltd. in 2023. Dr. Venkatesan has an M.D. from the University of Pennsylvania School of Medicine, an M.B.A. from The Wharton School of the University of Pennsylvania, and a B.A. from Williams College.
Our Board of Directors believes that Dr. Venkatesan is qualified to serve as a director based on his experience serving in leadership positions in biotechnology companies, as well as the operational expertise and continuity that he brings to our Board of Directors.
Carol Ashe has served as a member of Elicio’s Board of Directors since June 2023 and previously served as a member of Former Elicio’s Board of Directors from August 2020 until the Merger. Ms. Ashe has been the Chief Business Officer at the New York Genome Center, an independent, non-profit academic research institution focused on the advancement of genomic science and its application to drive novel biomedical discoveries, since 2014. Previously, Ms. Ashe served as Vice President of Corporate Development for Endo’s branded, generic and platform drug delivery pharmaceutical business units from 2011 to 2013; Partner at SR One, when it was the corporate venture capital fund of GSK plc (“GSK”) from 2008 to 2010; and head of GSK’s US Corporate Legal Group supporting US-based mergers, acquisitions, and equity investments from 2007 to 2008. Prior to that, Ms. Ashe led GSK’s global Business Development Transactions Legal Team supporting both the pharmaceutical and consumer healthcare business units for many years until 2007. Ms. Ashe has served on the board of Aptose Biosciences, a clinical stage biotechnology company committed to addressing unmet clinical needs in oncology, since 2018. Ms. Ashe received a B.S. in Biology from Pennsylvania State University, a J.D. from Villanova University School of Law and is a registered patent attorney.
Our Board of Directors believes that Ms. Ashe is qualified to serve as a director due to her extensive experience in the pharmaceutical biotechnology industry in business development and as legal counsel for business development transactions and patent matters.
Diversity of our Board of Directors
The Board Diversity Matrix below provides the diversity statistics for our Board of Directors.

Board Diversity Matrix (As of September 11, 2024)
Total Number of Directors	8
	Female	Male
Part I: Gender Identity
Directors	3	5
Part II: Demographic Background
White	3	4
Two of More Races or Ethnicities	—	1

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under the Nasdaq Stock Market LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. In addition, the Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committee be independent under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 5605(a)(2) of the Nasdaq listing standards, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. In order to be considered independent for purposes of Rule 10C-1, a board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our Board of Directors consults with our counsel to ensure that their determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and Elicio, our senior management and our independent auditors, the Board of Directors has affirmatively determined that the following five directors are independent directors within the meaning of the applicable Nasdaq listing standards: Dr. Julian Adams, Ms. Carol Ashe, Dr. Robert R. Ruffolo, Jr., Ms. Karen Wilson and Dr. Allen Nissenson. In making this determination, the Board of Directors found that none of these directors had a material or other disqualifying relationship with Elicio. Dr. Venkatesan is not considered independent because he was an executive officer of Angion within the past three years. Mr. Connelly is not considered independent because he is an executive officer of Elicio. Ms. Chudnovsky is not considered independent because of her significant ownership of the Company’s securities.
In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exists that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
BOARD LEADERSHIP STRUCTURE
Elicio’s Board of Directors is currently chaired by Dr. Julian Adams.
Our Board of Directors has the flexibility to combine or separate the positions of Chairman of the Board of Directors and Chief Executive Officer and/or to implement the role of Lead Independent Director in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Our current Board of Directors leadership structure separates the positions of Chief Executive Officer and Board Chairman. The Board of Directors believes that this separation is appropriate for the organization at this time because it allows for a division of responsibilities and the sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board of Directors, is primarily responsible for our day-to-day operations and strategic direction, while our Chairman of the Board of Directors, who is an independent member of the Board of Directors, is primarily focused on matters pertaining to corporate governance, including management oversight. While the Board of Directors believes that this is the most appropriate structure at this time, the Board of Directors retains the authority to change the Board of Directors structure, including the possibility of combining the Chief Executive Officer and Chairman of the Board of Directors position, if it deems such a change to be appropriate in the future.
ROLE OF THE BOARD IN RISK OVERSIGHT
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture incorporating risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year including a focused discussion and analysis of the risks we may face. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board of Directors meetings as part of management presentations focusing on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of our Board of Directors addressing risks inherent in their respective areas of oversight. Our Board of Directors may delegate to the Audit Committee oversight of our risk management process. Our other committees will also consider and address risk as they perform their respective committee responsibilities. Specifically, the Audit Committee receives periodic reports from members of senior management on areas of material risk to us, including operational, financial, and legal risks, and risks related to IT and cyber security. Our Audit Committee periodically discusses with management our major risk exposures, their potential financial impact on us and the steps we take to manage them. Our Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Our Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with the Board of Directors organization, membership and structure, succession planning for our directors and executive officers and corporate governance. All committees report to the full Board of Directors as appropriate, including when a matter rises to the level of a material or enterprise level risk.
MEETINGS OF THE BOARD OF DIRECTORS
In fiscal year 2023, the Board of Directors met seven times since the completion of the Merger. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member. Pursuant to our Corporate Governance Guidelines, each director is expected to spend the time and effort necessary to properly discharge his or her responsibilities and is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits, with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee is expected to notify the Chairman of the Board or the Chair of the appropriate committee in advance of such meeting, and whenever possible, participate in such meeting via teleconference in the case of an in-person meeting.
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
We have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by our Board of Directors and members will serve on these committees until their resignation or as otherwise determined by our Board of Directors. Below is a description of each committee of the Board of Directors.
Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to Elicio.

Audit Committee
The Audit Committee of the Board of Directors was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act, to oversee Elicio’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including among other things:
•	appointing, engaging, compensating, retaining, and overseeing the work of any independent auditor;
•	assessing the independence of our independent auditor;
•	pre-approving all audit and non-audit services to be performed by our independent auditor;
•	reviewing our financial statements and related disclosures;
•
reviewing the adequacy and effectiveness of our accounting and financial reporting processes, systems of internal control over financial reporting and disclosure controls and procedures and code of conduct;

•	reviewing and discussing with management our overall risk assessment and risk management framework;
•	establishing procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls, or auditing matters;
•	reviewing and discussing with management and the independent auditor the results of our annual audit, our quarterly financial statements and our publicly filed reports;
•	coordinating the evaluation of our financial management personnel;
•	consulting with management to establish procedures and internal controls relating to cybersecurity;
•	reviewing and approving related person transactions; and
•	preparing the audit committee report that the Securities and Exchange Commission (the “SEC”) requires in our annual proxy statement.
Our Audit Committee is composed of Karen Wilson, Allen Nissenson, M.D., and Carol Ashe. Ms. Wilson serves as the chairperson of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board of Directors has determined Ms. Wilson is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Our Board of Directors has determined that each of Ms. Wilson, Dr. Nissenson, and Ms. Ashe are independent under the applicable rules of the SEC and Nasdaq. In August 2024, Dr. Nissenson was appointed to the Audit Committee to replace Julian Adams, Ph.D.
In fiscal year 2023, our Audit Committee met four times following the Merger. The Board of Directors has adopted a written Audit Committee charter available to stockholders on Elicio’s website.
Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed with management of Elicio and Baker Tilly US, LLP, our independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2023. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Baker Tilly US, LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate. Based on the foregoing, the Audit Committee recommended to the Board of Directors the audited financial statements be included in Elicio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Karen J. Wilson, Chair
Julian Adams, Ph.D.*
Carol Ashe
*	Julian Adams, Ph.D. resigned from the Audit Committee in August 2024 and was replaced by Dr. Allen Nissenson.

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing by Elicio under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The Compensation Committee is composed of Carol Ashe, Allen Nissenson, M.D., and Robert R. Ruffolo, Jr., Ph.D. Ms. Ashe serves as the chairperson of the Compensation Committee. Each of the members of our Compensation Committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. In fiscal year 2023, our Compensation Committee met three times following the Merger. The Board of Directors has adopted a written Compensation Committee charter available to stockholders on Elicio’s website and our Compensation Committee’s role and responsibilities set forth in the Charter include, among other things:
•	reviewing, approving and making recommendations regarding our compensation policies, along with conducting periodic reviews of the adequacy of Elicio’s compensation programs;
•
reviewing, approving and making recommendations regarding corporate goals and objectives relevant to the compensation of our executive officers (other than our Chief Executive Officer), evaluating the performance of these executive officers in light of those goals and objectives and approving the compensation of these executive officers based on such evaluations;

•	retaining, and if need be, replacing any compensation or benefits consultants or other outside experts or advisors the Compensation Committee believes is necessary;
•
overseeing compliance of Elicio’s equity compensation plans and, subject to stockholder approval, exercising administrative responsibility over such plans, including, reviewing, approving and making recommendations regarding the issuance of stock options and other awards under our stock plans to our executive officers (other than our Chief Executive Officer);

•	determining our policies with respect to change of control or “parachute” payments;
•	reviewing and making recommendations to our Board of Directors regarding director compensation; and
•	reviewing and recommending to our Board of Directors for approval, the compensation of our Chief Executive Officer, conducting this decision making process without the Chief Executive Officer present.
In establishing compensation amounts for executives, the Compensation Committee seeks to provide compensation that is competitive in light of current market conditions and industry practices. Accordingly, the Compensation Committee will generally review market data which is comprised of proxy disclosed data from peer companies and information from nationally recognized published surveys for the biopharmaceutical industry. The market data helps the Compensation Committee gain perspective on the compensation levels and practices at peer companies and to assess the relative competitiveness of the compensation paid to our executives. The market data thus guides the Compensation Committee in its efforts to set executive compensation levels and program targets at competitive levels for comparable roles in the marketplace. The Compensation Committee then considers other factors, such as the importance of each executive officer’s role to the Company, individual expertise, experience, and performance, retention concerns and relevant compensation trends in the marketplace, in making its final compensation determinations. Typically, the Compensation Committee meets at least four times annually and with greater frequency if necessary and meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. At least annually, the Compensation Committee will review and evaluate the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.
In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of Elicio, advice and assistance from compensation consultants, benefits consultants, independent legal counsel, or other advisors and other external resources the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, external legal counsel or other adviser to the Compensation Committee only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence.
During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Aon plc as its compensation consultant. The Compensation Committee requested that Aon:
•	evaluate the efficacy of Elicio’s existing compensation strategy and practices in supporting and reinforcing Elicio’s long-term strategic goals;
•	assist in refining Elicio’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy;
•
assist in defining the appropriate market of Elicio’s peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group each year; and

•	assist the Compensation Committee in benchmarking Elicio’s director compensation program and practices against those of its peers.
Aon performs services on behalf of the Compensation Committee, relating to compensation consulting services. The Compensation Committee has authorized Aon to interact with management on behalf of the Compensation Committee, as needed in connection with advising and providing such compensation consulting services to the Compensation Committee, and Aon is included in discussions with management and, when applicable, the Compensation Committee’s outside legal counsel on matters being brought to the Compensation Committee for consideration.
Our Board of Directors, at the recommendation of our Compensation Committee, has also delegated to our Chief Executive Officer the authority to determine and approve the equity compensation payable to Elicio’s employees and consultants who are not “officers” (as defined in Section 16 of the Exchange Act) and who hold positions of Vice President and below.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is composed of Julian Adams, Ph.D., Carol Ashe, and Karen Wilson. Dr. Adams serves as the chairperson of the Nominating and Corporate Governance Committee. Each of Julian Adams, Ph.D., Carol Ashe and Karen Wilson is independent under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence. The Nominating and Corporate Governance Committee did not meet since the Merger during the remainder of fiscal year 2023. The Board of Directors has adopted a written Nominating and Corporate Governance Committee charter available to stockholders on our website and our Nominating and Corporate Governance Committee’s role and responsibilities set forth in the charter include, among other things:
•	evaluating and making recommendations to the Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors;
•
overseeing our corporate governance policies, including developing and recommending Elicio’s Corporate Governance Guidelines to the Board of Directors, and reporting and making recommendations to our Board of Directors concerning governance matters, including, but not limited to our Amended and Restated Certificate of Incorporation, as amended, Amended and Restated Bylaws, and the charters of our other committees;

•	overseeing the performance evaluation process of the Board of Directors;
•	overseeing Elicio’s environmental, social and governance strategy, initiatives and policies;
•	overseeing the process for executive officer succession planning (other than the Chief Executive Officer); and
•	overseeing and assessing the effectiveness of the relationship between the Board of Directors and Elicio’s management.

The Nominating and Corporate Governance Committee believes candidates for director should have certain minimum qualifications, including having the highest personal and professional integrity, strong ethics and values and the ability to make mature business judgments. The Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Elicio, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Elicio’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of Elicio and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity (including geographic background, gender, age, racial and ethnic diversity), skills and such other factors as it deems appropriate, given the current needs of the Board of Directors and Elicio, to maintain a balance of knowledge, experience and capability. The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board of Directors. The Nominating and Corporate Governance Committee takes into account the results of the Board of Directors’ self-evaluation, conducted on a periodic basis, on a group and individual basis. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. Then, the Nominating and Corporate Governance Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.
Policy Regarding Consideration of Director Candidates Recommended by Stockholders
The Nominating and Corporate Governance Committee has adopted a policy regarding consideration of director candidates recommended by stockholders. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Corporate Secretary at Elicio Therapeutics, Inc., 451 D Street, Suite 501, Boston, MA 02210, in accordance with the procedures described in our Amended and Restated Bylaws and in the section “When are stockholder proposals and director nominations due for next year’s Annual Meeting?” included in this proxy statement. Written recommendations must include the following information: name and address of the nominating stockholder; a representation that the nominating stockholder is a record holder; a representation that the nominating stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the person or persons specified; information regarding each nominee that would be required to be included in a proxy statement; a description of any arrangements or understandings between the nominating stockholder and the nominee; and the consent of each nominee to serve as a director, if elected. The Nominating and Corporate Governance Committee will evaluate candidates recommended by a stockholder in the same manner as candidates identified by the Board of Directors.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Generally, stockholders who have questions or concerns should contact our Investor Relations department at IR@elicio.com. However, any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to the Chairman of the Board of Directors at 451 D Street, Suite 501, Boston, MA 02210. Elicio will make every effort to ensure that communications are distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications, and that appropriate responses are provided to stockholders in a timely manner. Elicio believes its responsiveness to stockholder communications to the Board of Directors is excellent. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys, and solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

CODE OF BUSINESS CONDUCT AND ETHICS
Elicio has adopted the Elicio Code of Business Conduct and Ethics applying to all officers, directors, employees, and consultants. The Code of Business Conduct and Ethics is available on Elicio’s website. If Elicio makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, Elicio will promptly disclose the nature of the amendment or waiver on its website.
CORPORATE GOVERNANCE GUIDELINES
In June 2023, the Board of Directors adopted Angion’s Corporate Governance Guidelines and, in February 2024, the Board of Directors amended the Corporate Governance Guidelines, to assure the Board of Directors will have the necessary authority and practices in place to review and evaluate Elicio’s business operations as needed and to make decisions that are independent of Elicio’s management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors intend to follow with respect to Board composition and selection including diversity, Board meetings and involvement of senior management, and Board committees and compensation. The Corporate Governance Guidelines may be viewed on our website.
HEDGING POLICY
As part of our Insider Trading Compliance Policy, all employees, including our executive officers, non-employee directors, and consultants, are prohibited from engaging in short sales of our securities, establishing margin accounts, pledging our securities as collateral for a loan, buying or selling puts or calls on our securities or otherwise engaging in hedging transactions (such as zero-cost collars, exchange funds, and forward sale contracts) involving our securities, or trading shares of Elicio securities on a short-term basis.
CLAWBACK POLICY
In October 2023, our Board of Directors adopted a Clawback Policy to comply with the new clawback rules and listing standards promulgated by the SEC and Nasdaq, respectively. The Clawback Policy generally provides that we will seek to recover, in the event of a required accounting restatement, excess incentive compensation received by covered officers where that compensation is based on erroneously reported financial information, regardless of fault or misconduct.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected Baker Tilly US, LLP as Elicio’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Baker Tilly US, LLP has audited Elicio’s financial statements since 2023. Representatives of Baker Tilly US, LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither Elicio’s Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of Baker Tilly US, LLP as Elicio’s independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the selection of Baker Tilly US, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Elicio and its stockholders.
In deciding to appoint Baker Tilly US, LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Baker Tilly US, LLP and concluded that Baker Tilly US, LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.
The affirmative vote of the holders of a majority of the shares present in person or virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Baker Tilly US, LLP.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table sets forth all fees billed for professional audit, tax and other services rendered by Baker Tilly US, LLP(1) (in thousands):

	Year Ended December 31,
	2023	2022
Audit Fees(2)	$529,000	$383,957
Tax Fees(3)	35,747	21,000
Other(4)	—	—
Total Fees	$564,747	$404,957

(1)
Baker Tilly US, LLP served as Former Elicio’s auditor for the year ended December 31, 2022 and until the Merger in 2023. Following the Merger, Baker Tilly US, LLP served as Elicio’s auditor for the year ended December 31, 2023.

(2)
Audit fees are for professional services for the audit of our financial statements, the review of quarterly interim financial statements, and for services that are normally provided by the accountant in connection with other regulatory filings or engagements. Fees for the year ended December 31, 2023 include services associated with the Merger and services rendered for the 2023 audit. Fees for the year ended December 31, 2022 include services associated with our initial public offering and services rendered for the 2022 audit.

(3)	Tax fees are for compliance and consultation.
(4)	All other fees consist principally of all other permissible work performed by Baker Tilly US, LLP that does not meet the above category descriptions.
PRE-APPROVAL POLICIES AND PROCEDURES.
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by Elicio’s independent registered public accounting firm, Baker Tilly US, LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee has determined that services may be pre-approved by its Chairperson, Karen Wilson.

The Audit Committee has determined the rendering of services other than audit services by Baker Tilly US, LLP is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(b), THE
ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN
WARRANTS AND THE CONVERSION OF THE CONVERTIBLE NOTE
Background and Overview
March PIPE
In March 2024, we entered into a subscription agreement (the “March Subscription Agreement”) with GKCC, LLC, an entity controlled by Yekaterina (Katie) Chudnovsky, a member of our Board of Directors and which owns greater than 10% of our shares of common stock outstanding (together with its affiliates, the “Purchaser”), providing for the issuance and sale by us to the Purchaser of pre-funded warrants (the “March Pre-Funded Warrants”) to purchase up to 1,032,702 shares of our common stock, at a purchase price per March Pre-Funded Warrant of $5.81 (the “March Offering”). The March Offering closed on March 19, 2024 (the “March Offering Closing Date”). Each March Pre-Funded Warrant is exercisable at any time on or after the March Offering Closing Date at an exercise price equal to $0.01 per share, subject to adjustments as provided under the terms of the March Pre-Funded Warrant, subject to a post-exercise beneficial ownership limitation of 19.99% (the “Beneficial Ownership Limitation”), unless Stockholder Approval (defined below) is obtained.
Pursuant to the March Subscription Agreement, we filed a registration statement with the SEC on June 3, 2024 for purposes of registering the shares of our common stock issuable upon exercise of the March Pre-Funded Warrants (the “March Pre-Funded Warrant Shares”) for resale by the Purchaser, which was declared effective by the SEC on June 11, 2024. The March Subscription Agreement contains customary terms and conditions for a transaction of this type, including certain customary indemnification rights and certain customary cash penalties on us for our failure to satisfy specified filing and effectiveness time periods.
In addition, we have agreed to use commercially reasonable efforts to obtain such approval as may be required by the applicable rules and regulations of The Nasdaq Stock Market (or any successor entity) from the stockholders of Elicio (“Stockholder Approval”) with respect to a change of control of Elicio pursuant to Nasdaq Listing Rule 5635(b) resulting from beneficial ownership in excess of 19.99% of our outstanding common stock upon the issuance of the March Pre-Funded Warrant Shares.
July Public Offering
In July 2024, we closed an underwritten registered public offering (the “July Offering”) consisting of shares of our common stock, pre-funded warrants (the “July Pre-Funded Warrants”) and common stock purchase warrants (the “July Common Warrants”). As part of the July Offering, we issued to the Purchaser (i) July Pre-Funded Warrants to purchase 1,600,000 shares of common stock (the “July Pre-Funded Warrant Shares”) and (ii) July Common Warrants to purchase 1,600,000 shares of common stock (the “July Common Warrant Shares”), at a combined purchase price of $4.99 per share. Each July Pre-Funded Warrant is exercisable at any time at an exercise price equal to $0.01 per share, subject to adjustments as provided under the terms of the July Pre-Funded Warrant, subject to the Beneficial Ownership Limitation, unless Stockholder Approval is obtained. Each July Common Warrant is exercisable at any time at an exercise price equal to $5.00 per share, subject to adjustments as provided under the terms of the July Common Warrant, subject to the Beneficial Ownership Limitation, unless Stockholder Approval is obtained. The March Pre-Funded Warrant Shares, the July Pre-Funded Warrant Shares and the July Common Warrant Shares are collectively referred to herein as the “Warrant Shares”. The March Pre-Funded Warrants, the July Pre-Funded Warrants and the July Common Warrants are collectively referred to herein as the “Warrants”.
We are seeking Stockholder Approval with respect to a change of control of Elicio pursuant to Nasdaq Listing Rule 5635(b) resulting from beneficial ownership in excess of 19.99% of our outstanding common stock upon the issuance of the July Pre-Funded Warrant Shares and the July Common Warrant Shares.
August Convertible Note Financing
In August 2024, we entered into a securities purchase agreement (the “August Securities Purchase Agreement”) pursuant to which we issued a 3.0% Senior Secured Convertible Promissory Note due February 15, 2026 (the “Convertible Note”) in the principal amount of $20.0 million (the “Note Financing”) to the Purchaser. The Convertible Note was sold in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The Convertible Note is a senior, secured obligation of the Company and its subsidiaries, and interest accrues and is payable quarterly in cash on the principal amount equal to 3% per annum, with an initial interest payment date of June 30, 2025. The Convertible Note will mature on February 15, 2026, unless earlier converted in accordance with the terms of the Convertible Note. The Convertible Note is secured by a (i) first priority lien on substantially all of our and our subsidiaries’ assets and (i) first priority lien on our intellectual property.
The Convertible Note is convertible into shares of our common stock, in whole or in part, at the option of the Purchaser at any time, based on an initial conversion price of $5.81 (the “Conversion Price”) per share of common stock for an aggregate of up to 3,442,341 shares of common stock, subject to adjustment in certain circumstances (the “Conversion Shares”); provided that we shall not effect any conversion under the Convertible Note and the Purchaser thereof shall not have any right to convert any portion of the Convertible Note until we have obtained Stockholder Approval with respect to a change of control of Elicio pursuant to Nasdaq Listing Rule 5635(b) resulting from beneficial ownership in excess of 19.99% of our outstanding common stock upon the issuance of the Conversion Shares.
If at any time from and after the date of the August Securities Purchase Agreement and for so long as the closing price of the common stock on Nasdaq equals or exceeds 135% of the Conversion Price for 20 trading days in a 30 trading day period, then we have the right to require the Purchaser to convert all or any portion of the Convertible Note, including any accrued but unpaid interest into shares of common stock, as further described in the Convertible Note; provided that we shall not effect any such conversion under the Convertible Note until we obtain Stockholder Approval, described above.
Pursuant to the August Securities Purchase Agreement, we are obligated, among other things, to file a registration statement with the SEC by November 15, 2024 for purposes of registering the Conversion Shares for resale by the Purchaser, and to use our commercially reasonable efforts to have the registration statement declared effective no later than 30 days after filing such registration statement with the SEC, or in the event the SEC reviews and has written comments to the registration statement, within 90 days following the receipt of such written comments.
Effect of Issuance of Additional Securities
As of September 11, 2024, we had 10,774,574 shares of common stock outstanding (such amount not giving effect to the exercise of any outstanding options, warrants or any other rights to purchase our securities), of which 1,915,639 shares of common stock were held by the Purchaser (excluding any shares underlying the March Pre-Funded Warrants, July Pre-Funded Warrants (collectively with the March Pre-Funded Warrants, the “Pre-Funded Warrants”), July Common Warrants or the Convertible Note). Based on this amount, if the Purchaser were to exercise the Pre-Funded Warrants and the July Common Warrants in full without regard to the Beneficial Ownership Limitation at exercise prices of $0.01 per Pre-Funded Warrant and $5.00 per July Common Warrant, and convert the Convertible Note in full without regard to the Beneficial Ownership Limitation at a conversion price of $5.81 per share, the Purchaser will hold an aggregate of 9,590,682 shares of our common stock, equal to 51.98% of our common stock on a post-transaction basis (using 18,449,617 shares of common stock as the denominator, which includes our shares outstanding as of September 11, 2024 and the shares assumed issued upon the exercise of the Pre-Funded Warrants and July Common Warrants as well as the conversion of the Convertible Note). As such, the Purchaser could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Purchaser exercises the Pre-Funded Warrants or the July Common Warrants, or converts the Convertible Note.
Why We Need Stockholder Approval
We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(b).
Our common stock is currently listed on the Nasdaq Global Select Market and trades under the ticker symbol “ELTX”. As such, we are subject to Nasdaq Marketplace Rules. Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of an issuer. This rule does not specifically define when a change in control of an issuer may be deemed to occur, however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of an issuer’s then outstanding capital stock, and this person would hold the largest ownership position of an issuer. As noted above, if the Purchaser exercised in full the Pre-Funded Warrants and the July Common Warrants purchased pursuant to the March Subscription Agreement and the July Offering, and if the Purchaser converted in full the Convertible Note purchased pursuant to the August Securities Purchase Agreement, the Purchaser would beneficially own in excess of 51.98% of our issued and outstanding common stock on a post-transaction basis (using 18,449,617 shares of common stock as the denominator, which includes the shares outstanding as of September 11, 2024 and the shares assumed issued upon the exercise of the Pre-Funded Warrants and July Common Warrants and conversion of the Convertible Note), which is higher than 20% of our outstanding capital stock, and the Purchaser would remain the largest holder of our issued and outstanding common stock. This could be deemed to be a change of control of Elicio.
As a result, in this proposal we are seeking stockholder approval, to comply with Nasdaq Listing Rule 5635(b), to issue shares of our common stock upon the exercise of Pre-Funded Warrants and the July Common Warrants as well as upon the conversion of the Convertible Note, which would cause the Purchaser to hold more than 20% of our outstanding common stock and remain our largest stockholder.
Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(b) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, if Pre-Funded Warrants or July Common Warrants were exercised or if the Convertible Note were converted, our current stockholders will own a smaller percentage of outstanding shares of our common stock. Further, the issuance or resale of our common stock issued to the Purchaser upon the exercise of Pre-Funded Warrants or July Common Warrants, or upon the conversion of the Convertible Note, could cause the market price of our common stock to decline.
Additional Information
The affirmative vote of the holders of a majority of the shares present in person or virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve, for purposes of complying with Nasdaq Listing Rule 5635(b), the issuance of shares of common stock issuable upon the exercise of the Pre-Funded Warrants and July Common Warrants and upon the conversion of the Convertible Note.
This summary is intended to provide you with basic information concerning the March Subscription Agreement, the July Offering, the August Securities Purchase Agreement, the Pre-Funded Warrants, the July Common Warrants and the Convertible Note. The descriptions set forth above are not complete and are qualified in their entirety by reference to the full text of the respective documents, copies of which are filed with our reports filed with the SEC.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of Elicio’s common stock as of September 11, 2024 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of Elicio as a group; and (iv) all those known by Elicio to be beneficial owners of more than five percent of its common stock. Percentage of ownership is based on 10,774,574 shares of common stock outstanding on September 11, 2024.

	Beneficial Ownership as of September 11, 2024(1)
Beneficial Owner	Number of Shares	Percent of Total
5% and Greater Stockholders:
GKCC, LLC(2)	2,150,639	19.96%

Named Executive Officers and Directors:
Yekaterina (Katie) Chudnovsky(3)	2,153,331	19.99%
Julian Adams, Ph.D.(4)	36,956	*
Carol Ashe(5)	10,403	*
Robert Connelly(6)	168,623	1.57%
Karen J. Wilson(7)	8,760	*
Robert Ruffolo, Jr., Ph.D.(8)	11,982	*
Allen R. Nissenson, M.D.(9)	6,889	*
Christopher Haqq, M.D., Ph.D.(10)	96,222	*
Pete DeMuth, Ph.D.(11)	63,510	*
Jay Venkatesan, M.D.(12)	530,312	4.92%
Brian Piekos(13)	23,588	*
Jennifer Rhodes(14)	55,042	*
All current executive officers and directors as a group (10 persons)(15)	3,086,988	28.65%

*	Less than one percent.
(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Elicio believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 10,774,574 shares outstanding on September 11, 2024, adjusted as required by the rules promulgated by the SEC. Unless otherwise noted below, the address for persons listed in the table is c/o Elicio Therapeutics, Inc. 451 D Street, Boston, Massachusetts 02210.

(2)
Includes (i) 1,915,639 shares of our common stock held directly by GKCC, LLC and (ii) 235,000 shares of common stock underlying pre-funded warrants exercisable within 60 days of September 11, 2024. Yekaterina (Katie) Chudnovsky has sole voting and investment control over the shares held by GKCC, LLC and may be deemed to beneficially own such shares.

(3)
Consists of (i) 2,692 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024, (ii) 1,915,639 shares of common stock held by GKCC, LLC of which Yekaterina (Katie) Chudnovsky has sole voting and investment control over and may be deemed to beneficially own such shares and (iii) 235,000 shares of common stock underlying pre-funded warrants exercisable within 60 days of September 11, 2024 held by GKCC, LLC of which Yekaterina (Katie) Chudnovsky has sole voting and investment control over and may be deemed to beneficially own such shares.

(4)	Consists of 36,956 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024.
(5)	Consists of 10,403 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024.
(6)
Consists of (i) 46,970 shares of our common stock held directly by Robert Connelly and (ii) 121,653 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024.

(7)
Consists of (i) 1,871 shares of our common stock held directly by Karen J. Wilson and (ii) 6,889 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024.

(8)	Consists of 11,982 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024.
(9)	Consists of 6,889 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024.
(10)
Consists of (i) 31,981 shares of our common stock held directly by Christopher Haqq, M.D., Ph.D. and (ii) 64,241 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024.

(11)	Consists of 63,510 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024.
(12)
Consists of (i) 129,581 shares of our common stock held directly by Jay R. Venkatesan, M.D., (ii) 953 shares of our common stock held by the Venkatesan Family Trust, (iii) 200,000 shares of common stock issuable upon the exercise of pre-funded warrants exercisable within 60 days of September 11, 2024, and (iv) 199,778 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024.

(13)	Consists of 23,588 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024.
(14)
Consists of (i) 3,039 shares of our common stock held directly by Jennifer Rhodes and (ii) 53,583 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of September 11, 2024.

(15)	Consists of the shares described in footnotes 2 through 12 above.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information concerning our executive officers, including their ages, as of September 11, 2024. Biographical information for Robert Connelly is included in Proposal No. 1.

Name	Age	Position(s)
Robert Connelly	64	President, Chief Executive Officer and Director
Christopher Haqq, M.D., Ph.D.	58	Executive Vice President, Head of Research and Development and Chief Medical Officer
Pete DeMuth, Ph.D.	38	Chief Scientific Officer

Christopher Haqq, M.D., Ph.D. has served as Elicio’s Executive Vice President, Head of Research and Development and Chief Medical Officer since June 2023 and previously served as Former Elicio’s Executive Vice President, Head of Research and Development and Chief Medical Officer from October 2019 until the Merger. Dr. Haqq brings over 20 years of drug development leadership experience at both large and small biotechnology companies. From February 2017 to October 2019, Dr. Haqq served as the Executive Vice President, Research and Development and Chief Scientific Officer of Atara Biotherapeutics, Inc., a biotechnology company focused on T-cell immunotherapy including Ebvallo®, where he previously served as the first Chief Medical Officer from 2012 to 2017. From 2007 to 2011, Dr. Haqq was the lead medical monitor for the pivotal trial leading to marketing approval for Zytiga® at Cougar Biotechnology, Inc., a cancer-focused biotechnology company that was acquired by Johnson & Johnson in 2009. Prior to that time, Dr. Haqq served in drug development roles at Amgen Inc., a biotechnology company, and practiced as a medical oncologist and led a translational science laboratory as an Assistant Adjunct Professor in the Division of Hematology/Oncology at the University of California, San Francisco. From November 2020 to April 2021, he served as a director of Consonance-HFW Acquisition Corp. Dr. Haqq received a B.S. from Stanford University and an M.D. and a Ph.D. from Harvard Medical School.
Peter DeMuth, Ph.D. has served as Elicio’s Chief Scientific Officer since June 2023 and previously served as Former Elicio’s Chief Scientific Officer from January 2022 until the Merger. Dr. DeMuth brings over 15 years of biotechnology experience in oncology, immunology and materials science. From June 2013 to August 2017, Dr. DeMuth served as a Scientist at Former Elicio. In late 2017, Dr. DeMuth began to hold roles of increasing responsibility at Former Elicio, where he served as Director of Research from August 2017 to November 2018, and then as Vice President of Research from November 2018 to January 2022. Prior to joining Former Elicio, Dr. DeMuth oversaw efforts to develop novel technologies for vaccine delivery at the Massachusetts Institute of Technology’s (“MIT”) Koch Institute for Integrative Cancer Research in affiliation with the Ragon Institute of Massachusetts General Hospital, MIT, and Harvard University, where he received recognition from the National Science Foundation, the American Chemical Society, and the Thomas and Stacy Siebel Foundation. In 2015, Dr. DeMuth received the Quadrant Award from Quadrant AG, a global manufacturer and innovator in polymer materials science, for research he completed while at the Koch Institute at MIT. Dr. DeMuth has also been an NIH Fellow at the Whitehead Institute for Biomedical Research and a research fellow at Novartis Vaccines and Diagnostics. As a Howard Hughes Research Fellow at the University of Maryland, he was awarded the University Medal for his development of advanced technologies for oncology therapeutics. Dr. DeMuth received a B.S. in Chemical Engineering and B.S. in Biochemistry from the University of Maryland, College Park in 2008, and a Ph.D. in Biological Engineering from MIT in 2013.

EXECUTIVE COMPENSATION
The following is a discussion and analysis of compensation arrangements of our named executive officers (“Named Executive Officers”). This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
We seek to ensure the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives. Our Named Executive Officers for fiscal year 2023 were as follows:
•	Robert Connelly, President, Chief Executive Officer and Director;
•	Christopher Haqq, M.D., Ph.D., Executive Vice President, Head of Research and Development and Chief Medical Officer;
•	Brian Piekos, former Chief Financial Officer and Treasurer;
•	Jay R. Venkatesan, M.D., former Chief Executive Officer, President, and Chairman of the board of directors of Angion; and
•	Jennifer J. Rhodes, former Executive Vice President, Chief Business Officer, General Counsel, Chief Compliance Officer and Corporate Secretary.
The following table sets forth total compensation paid to our Named Executive Officers for the fiscal years ending on December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Option awards(1) ($)	Bonus Compensation(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All other Compensation(4) ($)	Total(5) ($)
Robert Connelly President, Chief Executive Officer, and Director(6)	2023	498,750	—	—	179,550	—	678,300
	2022	475,000	572,040	—	209,000	—	1,256,040

Christopher Haqq, M.D., Ph.D., Executive Vice President, Head of Research and Development and Chief Medical Officer(7)	2023	488,276	—	—	185,545	—	673,821
	2022	465,025	511,321	—	186,010	—	1,162,356

Brian Piekos former Chief Financial Officer and Treasurer(8)	2023	273,548	501,969	—	103,238	—	878,755

Jay R. Venkatesan, M.D. former Chief Executive Officer, President, and Chairman of the Angion Board(9)	2023	243,944	22,427	608,000	—	1,554,904	2,429,275
	2022	608,000	898,973	—	11,876	—	1,518,849

Jennifer J. Rhodes former Executive Vice President, Chief Business Officer, General Counsel, Chief Compliance Officer and Corporate Secretary(10)	2023	222,257	—	440,840	—	702,762	1,365,859
	2022	440,840	320,613	—	12,200	—	773,653

(1)
Amounts shown represent the aggregate grant date fair value of options granted as calculated in accordance with FASB ASC Topic 718. See Note 2 of the financial statements included in the Form 10-K of the Company for the fiscal year ended December 31, 2023, as originally filed with the SEC on March 29, 2024 (the “Original 10-K”) for the assumptions used in calculating this amount.

(2)	Bonus compensation includes bonuses paid pursuant to the Retention Bonus Plan (as defined below).

(3)
Non-equity incentive plan compensation includes discretionary bonuses based on pre-established performance criteria. For fiscal year 2023, the bonuses were paid in March 2024. Please see the descriptions of the bonuses paid to our Named Executive Officers under “Narrative Disclosure to Summary Compensation Table” below, including target amounts for the discretionary annual bonuses.

(4)
All other compensation includes severance benefits in the form of cash payments, the Company match under Angion’s 401(k) Program, COBRA payments and Board of Director fees. During the year ended December 31, 2023, Dr. Venkatesan received severance payments of $1,474,850, COBRA payments of $56,721 and Board of Directors fees of $23,333. During the year ended December 31, 2023, Jennifer Rhodes received severance payments of $659,565, RSU awards valued at $15,485 and COBRA payments of $27,712.

(5)	Except as otherwise noted, Named Executive Officers received no compensation other than salaries, bonuses, and stock option awards.
(6)	Mr. Connelly became Chief Executive Officer, President, and Director of the Company on June 1, 2023, effective as of the effective time of the Merger.
(7)	Dr. Haqq became Executive Vice President, Head of Research and Development and Chief Medical Officer of the Company on June 1, 2023, effective as of the effective time of the Merger.
(8)	Mr. Piekos commenced employment with Former Elicio in May 2023 and was Chief Financial Officer and Treasurer of the Company from June 1, 2023 until his resignation, effective September 6, 2024.
(9)	Dr. Venkatesan was Angion’s Chief Executive Officer, President, and Chairman of the Board until June 1, 2023, the effective time of the Merger.
(10)	Ms. Rhodes was Angion’s Executive Vice President, Chief Business Officer, General Counsel, Chief Compliance Officer and Corporate Secretary until June 1, 2023, the effective time of the Merger.
Narrative to Summary Compensation Table
Robert Connelly
Effective as of the effective time of the Merger, our Board appointed Mr. Connelly as President and Chief Executive Officer of the Company. Prior to the completion of the Merger, Mr. Connelly was Chief Executive Officer of Former Elicio. Former Elicio entered into an employment agreement with Mr. Connelly in November 2018. The agreement provides for a base salary, which may be modified from time to time at the discretion of the Company’s Board of Directors, and an annual performance bonus awarded at the discretion of the Company’s Board of Directors. The agreement also provided for an initial option grant and a signing bonus.
Mr. Connelly’s base salary for fiscal year 2022 was $475,000, increased to $498,750 for fiscal year 2023, and, effective as of January 1, 2024, increased to $608,400 for fiscal year 2024.
In 2023, Mr. Connelly was paid a discretionary cash bonus, in connection with his contributions to Former Elicio in 2022, of $209,000, based upon his respective bonus target of 40%. In 2024, Mr. Connelly was paid a discretionary cash bonus, in connection with his contributions to Elicio in 2023, of $179,550, which represented 90% of his target bonus of 40% of his base salary. For 2024, Mr. Connelly’s target bonus percentage was increased to 55% of his base salary.
In November 2022, Mr. Connelly was granted an option to purchase 8,171,995 shares of Former Elicio’s common stock, which was replaced with an option to purchase 147,912 shares of Elicio’s common stock pursuant to the 2021 Incentive Award Plan (the “2021 Plan”) at the time of the Merger. The stock option vests as to 1/36th of the shares subject to the award on each monthly anniversary of the vesting commencement date, subject to Mr. Connelly’s continued service to Elicio through each vesting date, but may be early exercised at any time at the election of Mr. Connelly for restricted shares of Elicio common stock until the vesting of the award. Mr. Connelly did not receive any stock option awards in 2023. In February 2024, we granted Mr. Connelly an option to purchase 225,137 shares of our common stock under the 2021 Plan. Mr. Connelly’s option vests over four years with 25% vesting on the first anniversary of the grant date and the remainder vesting in 36 equal monthly installments at the end of each month thereafter, subject to Mr. Connelly being employed or in continuous service to us as defined in the 2021 Plan through such vesting date.
Mr. Connelly is entitled to certain benefits in connection with a termination of his employment or a change of control as discussed below under “Potential Payments upon Termination or Change of Control.”
Chris Haqq
Effective as of the effective time of the Merger, our Board appointed Dr. Haqq as Executive Vice President, Head of Research and Development and Chief Medical Officer of the Company. Prior to the completion of the Merger, Dr. Haqq was Executive Vice President, Head of Research and Development and Chief Medical Officer of Former Elicio. Former Elicio entered into an offer letter with Dr. Haqq in September 2019. The agreement provides for a base salary, which may be modified from time to time at the discretion of the Company’s Board, and an annual performance bonus awarded at the discretion of the Company’s Board. The agreement also provided for an initial grant of restricted stock units, which was granted in October 2019, pursuant to the terms of the offer letter, accelerated and vested in full upon the consummation of the Merger and were settled in Elicio common stock immediately prior to the consummation of the Merger. Additionally, under the terms of his offer letter, Dr. Haqq is also entitled to an annual allowance to be used for the rental or purchase of an apartment near Elicio’s headquarters previously in Cambridge, Massachusetts and now in Boston, Massachusetts, with such annual allowance subject to applicable taxes.
Dr. Haqq’s base salary for fiscal year 2022 was $465,025, increased to $488,276 for fiscal year 2023, and, effective as of January 1, 2024, increased to $507,807 for fiscal year 2024.
In 2023, Dr. Haqq was paid a discretionary cash bonus, in connection with his contributions to Former Elicio in 2022, of $186,010, based upon his respective bonus target of 40%. In 2024, Dr. Haqq was paid a discretionary cash bonus, in connection with his contributions to Elicio in 2023, of $185,545, which represented 90% of his target bonus of 40% of his base salary. For 2024, Dr. Haqq’s bonus target remains at 40%.
In March 2022, Dr. Haqq was granted an option to purchase 500,000 shares of Former Elicio’s common stock, which was replaced with an option to purchase 9,050 shares of Elicio’s common stock pursuant to the 2021 Plan at the time of the Merger. Such option vests as to 25% of the shares on the first anniversary of the vesting commencement date and thereafter 1/36th of the shares subject to the award vest on each monthly anniversary of the vesting commencement date, subject to Dr. Haqq’s continued service to Elicio through each vesting date, but may be early exercised at any time at the election of Dr. Haqq for restricted shares of Elicio common stock until the vesting of the award. In November 2022, Dr. Haqq was granted an option to purchase 5,518,873 shares of Former Elicio common stock which was replaced with an option to purchase 99,891 shares of Elicio’s common stock at the time of the Merger. The November 2022 option grant vests as to 1/36th of the shares subject to the award on each monthly anniversary of the vesting commencement date, subject to Dr. Haqq’s continued service to Elicio through each vesting date, but may be early exercised at any time at the election of Dr. Haqq for restricted shares of Elicio common stock until the vesting of the award. Dr. Haqq did not receive any stock option awards in 2023. In February 2024, we granted Dr. Haqq an option to purchase 28,200 shares of our common stock under the 2021 Plan. Dr. Haqq’s option vests over four years with 25% vesting on the first anniversary of the grant date and the remainder vesting in 36 equal monthly installments at the end of each month thereafter, subject to Dr. Haqq being employed or in continuous service to us as defined in the 2021 Plan through such vesting date.
Dr. Haqq is entitled to certain benefits in connection with a termination of his employment or a change of control as discussed below under “Potential Payments upon Termination or Change of Control.”
Brian Piekos
Effective as of the effective time of the Merger, our Board appointed Mr. Piekos Chief Financial Officer and Treasurer of the Company. Prior to the completion of the Merger, Mr. Piekos was Chief Financial Officer of Former Elicio. Former Elicio entered into an employment agreement with Mr. Piekos in May 2023. The agreement provided for a base salary, which could be modified from time to time at the discretion of the Company’s Board, and an annual performance bonus awarded at the discretion of the Company’s Board. The agreement also provided for an initial option grant, which was granted in June 2023 (as described below). Additionally, subject to the approval of the Board of Directors, Mr. Piekos was eligible to receive an annual option award in 2024 to acquire a number of shares of Company common stock equal to 0.45% of the then total shares outstanding of common stock of the Company, subject to such time and performance vesting as determined by the Board of Directors at the time of the grant.
Mr. Piekos’ base salary for fiscal year 2023 was $435,000, which was increased, effective as of January 1, 2024, to $452,400 for fiscal year 2024.
In 2024, Mr. Piekos received a discretionary cash bonus, in connection with his contributions to Elicio in 2023, of $103,238, which represented 90% of his target bonus of 40% of his base salary, prorated based upon his start date. For 2024, Mr. Piekos’ bonus target was 40%.
In June 2023, we granted Mr. Piekos an option to purchase up to 75,484 shares of Elicio’s common stock. Mr. Piekos’ option vests over four years with 25% vesting on the first anniversary of Mr. Piekos’ start date, and the remainder vesting in 36 equal monthly installments at the end of each month thereafter, subject to Mr. Piekos being employed or in continuous service to us as defined in the 2021 Plan through such vesting date. In February 2024, we granted Mr. Piekos an option to purchase 43,225 shares of our common stock under the 2021 Plan. Mr. Piekos’ option vests over four years with 25% vesting on the first anniversary of the grant date and the remainder vesting in 36 equal monthly installments at the end of each month thereafter, subject to Mr. Piekos being employed or in continuous service to us as defined in the 2021 Plan through such vesting date.
Jay Venkatesan, M.D.
Prior to the effective time of the Merger, Dr. Venkatesan was Angion’s Chief Executive Officer, President, and Chairman of the Board. In March 2019, Angion entered into an amended and restated employment agreement with Dr. Venkatesan, amending his original employment agreement from April 2018, setting forth his base salary going forward and providing for an additional grant of shares of Angion’s common stock. Dr. Venkatesan’s employment ended effective as of the effective time of the Merger, or June 1, 2023. For fiscal year 2022, Dr. Venkatesan’s base salary was $608,000 and remained $608,000 for fiscal year 2023.
In January 2023, the board of directors of Angion adopted the Angion Biomedica Corp. Retention Bonus Plan (the “Retention Bonus Plan”). Participants in the Retention Bonus Plan included Dr. Venkatesan. The Retention Bonus Plan provided for the payment of a cash retention bonus equal to 100% of a participant’s base salary, 65% of which became earned and payable upon the occurrence of a corporate triggering event (defined to include a change in control (as defined in the 2021 Plan), a reverse merger or a dissolution) and 35% of which became earned and payable three months after the occurrence of such corporate triggering event, subject in each case to earlier payment upon the occurrence of a qualifying termination of the participant’s employment by Angion without “cause” or by the participant for “good reason,” each as defined in the Retention Bonus Plan. Upon the earlier of a corporate triggering event or a qualifying termination, time-based equity awards would vest in full, the post-termination exercise period of options held by the participant would be extended by four years (but no later than the original term of the option) and participants would receive an additional lump sum cash payment. Pursuant to the terms of the Retention Bonus Plan, Dr. Venkatesan received $2,082,850 in 2023. Dr. Venkatesan did not receive a bonus for 2022.
Dr. Venkatesan received two stock option awards from Angion in March 2022. The first award granted Dr. Venkatesan an option to purchase 60,000 shares of Angion common stock, with such option vesting at a rate of 1/48th of the shares subject to the award each month following the vesting commencement date. This option award was subject to accelerated vesting under the Retention Bonus Plan and vested in full upon the closing of the Merger. The second award granted Dr. Venkatesan an option to purchase 16,000 shares of Angion common stock, with such option vesting at a rate of 50% on each of July 31, 2022 and December 31, 2022.
Jennifer Rhodes
Prior to the effective time of the Merger, Ms. Rhodes was Angion’s Executive Vice President, Chief Business Officer, General Counsel, Chief Compliance Officer and Corporate Secretary. Angion entered into an employment agreement with Ms. Rhodes in November 2019. The agreement provided for a base salary, to be modified from time to time at the discretion of the Company’s Board, and an annual performance bonus awarded at the discretion of the Company’s Board. The agreement also provided for an initial option grant along with a sign-on bonus. Her employment ended effective as of the effective time of the Merger, or June 1, 2023. For fiscal year 2022, Ms. Rhodes’s base salary was $440,840 and remained $440,840 for fiscal year 2023.
Pursuant to the terms of the Retention Bonus Plan described above, Ms. Rhodes received $1,100,405 in 2023. Ms. Rhodes did not receive a bonus for 2022.
Ms. Rhodes received two stock option awards from Angion in March 2022. The first award granted Ms. Rhodes an option to purchase 17,500 shares of Angion common stock, with such option vesting at a rate of 1/48th of the shares subject to the award each month following the vesting commencement date. This option award was subject to accelerated vesting under the Retention Bonus Plan and vested in full upon the closing of the Merger. The second award granted Ms. Rhodes an option to purchase 10,000 shares of Angion common stock, with such option vesting at a rate of 50% on each of July 31, 2022 and December 31, 2022.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
Mr. Connelly and Dr. Haqq (the “Current Named Executed Officers”) are eligible to participate in our 401(k) Program on the same terms as other full-time employees, subject to their continuing employment. We believe that providing a vehicle for tax-deferred retirement savings through a 401(k) Plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our Current Named Executive Officers, in accordance with our compensation policies.
All of our full-time employees, including our Current Named Executive Officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; short-term and long-term disability insurance; and life and AD&D insurance, subject to their continuing employment.
Mr. Piekos was eligible to participate in our 401(k) Program on the same terms as other full-time Elicio employees during his employment. He was also eligible to participate in Elicio’s health and welfare plans, including medical, dental and vision benefits; short-term and long-term disability insurance; and life and AD&D insurance, during his employment
Dr. Venkatesan and Ms. Rhodes were eligible to participate in Angion’s 401(k) Program on the same terms as other full-time Angion employees during their employment. They were each eligible, along with all of Angion’s full-time employees, to participate in Angion’s health and welfare plans, which included medical, dental and vision benefits; short-term and long-term disability; and life and AD&D insurance.
Perquisites and Other Personal Benefits
We determine perquisites on a case-by-case basis and will provide a perquisite to a Current Named Executive Officer when we believe it is necessary to attract or retain the Current Named Executive Officer. In 2022 and 2023, we did not provide any perquisites or personal benefits to our Named Executive Officers not otherwise made available to our other employees.
Outstanding Equity Awards at 2023 Fiscal Year End
The following table lists all outstanding equity awards held by our Named Executive Officers as of December 31, 2023.

		Option Awards				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares that Have Not Vested (#)	Market Value of Shares or Units of Shares that Have Not Vested ($)
Robert Connelly	9/8/2020(4)	27,150	—	9.39	9/8/2030	—	—
	11/28/2022(3)	53,417	94,495	3.86	11/28/2032	—	—

Jay R. Venkatesan, M.D.	5/1/2018(1)	93,440	—	58.89	5/1/2028	—	—
	6/18/2020(1)	12,446	—	77.71	6/17/2030	—	—
	2/5/2021(1)	17,892	—	160.00	2/4/2031	—	—
	3/4/2022(1)	76,000	—	19.40	3/3/2032	—	—
	12/28/2023(5)	—	4,100	8.26	12/28/2033	—	—

Christopher Haqq	3/31/2022(2)	—	3,620	13.81	3/31/2032	—	—
	11/28/2022(3)	36,075	63,816	3.86	11/28/2032	—	—

Brian Piekos	6/1/2023(2)	—	75,484	10.00	6/1/2033	—	—

Jennifer Rhodes	2/14/2020(1)	11,668	—	95.13	2/13/2030	—	—
	6/18/2020(1)	5,834	—	77.71	6/17/2030	—	—
	2/5/2021(1)	7,001	—	160.00	2/4/2031	—	—
	3/4/2022(1)	27,500	—	19.90	3/3/2032	—	—

(1)	The stock option vested in full at the effective time of the Merger pursuant to the Retention Bonus Plan.
(2)
The stock option vests as to 25% of the shares on the first anniversary of the vesting commencement date and thereafter 1/36th of the shares subject to the award on each monthly anniversary of the vesting commencement date, subject to the holder’s continued service to Elicio through each vesting date.

(3)
The stock option vests as to 1/36th of the shares subject to the award on each monthly anniversary of the vesting commencement date, subject to the holder’s continued service to Elicio through each vesting date.

(4)
The stock option vested upon the Company submitting an Investigational New Drug Application to the Food and Drug Administration for any of the Company’s Amphiphile vaccine candidates prior to December 31, 2020.

(5)
The stock option vests on the earlier of the one-year anniversary of the grant date and the next annual meeting of the Company’s stockholders after the grant date, subject to the holder’s continued service to Elicio through the vesting date.

Potential Payments Upon Termination or Change of Control
In February 2024, we entered into a new executive severance plan (the “Severance Plan”) covering the Current Named Executed Officers, superseding and replacing the severance benefits they would otherwise be entitled to receive.
In January 2023, Angion adopted the Retention Bonus Plan, which provided for the separation benefits paid to Dr. Venkatesan and Ms. Rhodes as set forth in the “Narrative Disclosure to Summary Compensation Table,” which disclosure is incorporated herein by reference.
Under our Severance Plan encompassing each of our Current Named Executive Officers, if such Current Named Executive Officer’s employment with us is terminated without Cause (as defined in the Severance Plan), the applicable Current Named Executive Officer will be entitled to receive an amount equal to the product of (i) the Normal Multiplier (as defined in the Severance Plan) and (ii) the Current Named Executive Officer’s then-current base salary. For our Current Named Executive Officers, the applicable severance is 9 months of continued base salary (or 12 months for Mr. Connelly). The Current Named Executive Officers are also entitled to continue participating in our health benefits for their applicable Severance Period (as defined in the Severance Plan). In the case of Mr. Connelly, any outstanding unvested, time-based equity awards scheduled to vest during the 12 months following his termination date will fully vest as of the effective date of Mr. Connelly’s termination of employment. In the event of a termination without Cause (as defined in the Severance Plan) or resignation for Good Reason (as defined in the Severance Plan) during the Change in Control Period (as defined in the Severance Plan), the applicable Current Named Executive Officer will be entitled to receive an amount equal to the product of (i) the CIC Multiplier (as defined in the Severance Pan) and (ii) the Current Named Executive Officer’s then-current base salary and then-current target annual bonus opportunity, payable as a one-time lump sum. For our Current Named Executive Officers, the applicable severance is equal to 12 months of base salary (or 18 months for Mr. Connelly). The Current Named Executive Officers are also entitled to continue participating in our health benefits for their applicable CIC Severance Period (as defined in the Severance Plan). Additionally, any outstanding unvested equity awards held by the Current Named Executive Officer under the Company’s then-current outstanding equity incentive plan(s) will become fully vested as of the effective date of the Current Named Executive Officer’s termination of employment. The foregoing severance benefits are subject to the applicable Current Named Executive Officer’s delivery of an executed release of claims against us within 60 days following termination or such shorter time period as may be set forth, and continued compliance with the Current Named Executive Officer’s confidentiality obligations or restrictive covenants in effect prior to termination.
DIRECTOR COMPENSATION
We amended and restated our compensation policy for our non-employee directors (“Director Compensation Program”) effective as of December 2023. Such Director Compensation Program is subject to further amendment by the Board of Directors as appropriate. Pursuant to the Director Compensation Program, our non-employee directors receive cash compensation as follows:
•	Each non-employee director will receive an annual cash retainer in the amount of $40,000 per year.
•	The Non-Executive Chairperson will receive an additional annual cash retainer in the amount of $35,000 per year.
•
The chairperson of the Audit Committee will receive additional annual cash compensation in the amount of $15,000 per year for such chairperson’s service on the Audit Committee. Each non-chairperson member of the audit committee will receive additional annual cash compensation in the amount of $7,500 per year for such member’s service on the Audit Committee.

•
The chairperson of the Compensation Committee will receive additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the Compensation Committee. Each non-chairperson member of the Compensation Committee will receive additional annual cash compensation in the amount of $5,000 per year for such member’s service on the Compensation Committee.

•
The chairperson of the Nominating and Corporate Governance Committee will receive additional annual cash compensation in the amount of $8,000 per year for such chairperson’s service on the Nominating and Corporate Governance Committee. Each non-chairperson member of the Nominating and Corporate Governance Committee will receive additional annual cash compensation in the amount of $5,000 per year for such member’s service on the Nominating and Corporate Governance Committee.

Under the Director Compensation Program, as amended and restated by the Board of Directors in December 2023, each non-employee director will automatically be granted an option to purchase 8,200 shares of our common stock upon the director’s initial appointment or election to our Board of Directors (the “Initial Grant”) and an option to purchase 4,100 shares of our common stock automatically on the date of each annual stockholder’s meeting thereafter, (the “Annual Grant”), unless otherwise approved by the Board of Directors.
The Initial Grant will vest as to 1/36th of the underlying shares on a monthly basis over three years, subject to continued service through each applicable vesting date. The Annual Grant will vest on the earlier of the first anniversary of the date of grant or the date of the next annual stockholder’s meeting to the extent unvested as of such date, subject to continued service through each applicable vesting date. The exercise price per share of director options is equal to the fair market value of a share of our common stock on the grant date, and the director options will vest in full upon (i) a termination of service due to the director’s death or Disability (as defined in the 2021 Plan) and (ii) the consummation of a Change in Control (as defined in the 2021 Plan).
Each non-employee director is entitled to reimbursement from the Company for all reasonable, documented, out-of-pocket and other business expenses incurred by the non-employee director in the performance of his or her duties to the Company in accordance with the Company’s applicable expense reimbursement policies and procedures as in effect from time to time.
The following table sets forth information concerning the compensation earned by our non-employee directors during the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total(2) ($)
Julian Adams, Ph.D.(3)	73,625	22,427	96,052
Carol Ashe(4)	49,167	22,427	71,594
Allen Nissenson, M.D.(5)	52,520	38,702	91,222
Yekaterina (Katie) Chudnovsky(6)	26,250	22,427	48,677
Robert R. Ruffolo, Jr., Ph.D.(7)	40,833	22,427	63,260
Karen Wilson(8)	62,321	38,702	101,023
Jay Venkatesan, M.D.(9)	23,333	22,427	45,760
Assaf Segal(10)	11,875	0	11,875
Victor F. Ganzi(11)	32,575	0	32,575
Gilbert S. Omenn, M.D., Ph.D.(12)	25,429	0	25,429

(1)
Amounts shown represent the aggregate grant date fair value of options granted during fiscal year 2023 as calculated in accordance with FASB ASC Topic 718. See Note 2 of the financial statements included in the Original 10-K for the assumptions used in calculating this amount.

(2)	Non-employee directors only received cash fees and stock awards as compensation for their service on the Board of Directors.
(3)	As of December 31, 2023, Dr. Adams held options to purchase 55,416 shares of our common stock, of which options to purchase 24,627 shares were vested.
(4)	As of December 31, 2023, Ms. Ashe held options to purchase 19,009 shares of our common stock, of which options to purchase 6,106 shares were vested.
(5)	As of December 31, 2023, Dr. Nissenson held options to purchase 10,989 shares of our common stock, of which options to purchase 6,889 shares were vested.

(6)	As of December 31, 2023, Ms. Chudnovsky held options to purchase 8,625 shares of our common stock, of which options to purchase 1,134 shares were vested.
(7)	As of December 31, 2023, Dr. Ruffolo held options to purchase 21,178 shares of our common stock, of which options to purchase 7,186 shares were vested.
(8)	As of December 31, 2023, Ms. Wilson held options to purchase 10,989 shares of our common stock, of which options to purchase 6,889 shares were vested.
(9)
Dr. Venkatesan served as Angion’s President, Chief Executive Officer and Chairman of the Board for part of fiscal year 2023; as such, his compensation earned as a non-employee director is described in the “Summary Compensation Table” above.

(10)	Mr. Segal resigned from the Board on August 28, 2023. As of December 31, 2023, Mr. Segal held no options to purchase shares of our common stock.
(11)
Mr. Ganzi resigned from the Board as of the effective time of the Merger. As of December 31, 2023, Mr. Ganzi held options to purchase 6,889 shares of our common stock, of which options to purchase 6,889 shares were vested.

(12)
Dr. Omenn resigned from the Board as of the effective time of the Merger. As of December 31, 2023, Dr. Omenn held options to purchase 6,889 shares of our common stock, of which options to purchase 6,889 shares were vested.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of Elicio’s equity compensation plans in effect as of December 31, 2023.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	411,015	$53.20	540,171
Equity compensation plans not approved by security holders(2)	894,909	$6.45	153,243
Total	1,305,924	$21.27	693,414

(1)
These plans consist of the 2021 Plan, the Second Amended and Restated 2015 Equity Incentive Plan and the 2021 Employee Stock Purchase Plan (the “ESPP”). The 2021 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year equal to the lesser of (i) 5% of the number of shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year, or (ii) if our Board acts prior to the first day of the fiscal year, such lesser amount that our Board determines for purposes of the annual increase of the fiscal year. As of January 1, 2024, the 2021 Plan was increased by 480,282 shares pursuant to such evergreen provision. The ESPP contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year equal to the lesser of (i) 1% of the number of shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year, or (ii) if our Board acts prior to the first day of the fiscal year, such lesser amount that our Board determines for purposes of the annual increase of the fiscal year. As of January 1, 2024, the ESPP was increased by 1% of share outstanding shares as of January 1, 2023 pursuant to such evergreen provision.

(2)
These plans consist of the Former Elicio 2022 Equity Incentive Plan, as amended, the former Elicio 2012 Equity Incentive Plan, as amended, and inducement stock options granted pursuant to Nasdaq Rule 5635(c)(4). In connection with the commencement of his employment with us on June 1, 2023, Mr. Piekos received a grant of non-qualified stock options to purchase 75,484 shares of common stock as an inducement award material to Mr. Piekos entering into employment with us pursuant to Nasdaq Rule 5635(c)(4). In August 2023, we granted an aggregate of 72,980 inducement stock options to two additional employees, as an inducement material to each employee entering into employment with us in accordance with Nasdaq Listing Rule 5635(c)(4). In connection with the Merger, the Company assumed the Former Elicio 2022 Equity Incentive Plan and the former Elicio 2012 Equity Incentive Plan (the “Former Elicio Plans”) and all stock options issued and outstanding under the Former Elicio Plans. Each outstanding and unexercised option to purchase Former Elicio common stock was adjusted with such Company stock options henceforth representing the right to purchase a number of shares of the Company’s common stock based on the Merger exchange ratio of 0.0181. Any restriction on the exercise of any Former Elicio stock options assumed by the Company will continue in full force and effect and the term, exercisability, vesting schedule, accelerated vesting provisions, and any other provisions of such Former Elicio stock option will otherwise remain unchanged; provided, however, that Elicio’s Board of Directors or a committee thereof will assume the responsibility and the authority of Former Elicio’s Board of Directors or any committee thereof with respect to each Former Elicio stock option assumed by the Company. See Note 8 of the financial statements included in the Original 10-K for descriptions of each of the equity plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
Related Person Transactions Policy and Procedures
Our Board of Directors has adopted a related party transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related party were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related party or entities in which the related party has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our Audit Committee will consider all relevant facts and circumstances as appropriate, such as if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, the extent of the related party’s interest in the transaction, as well as taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics.
Certain Related Person Transactions
The following is a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of our total assets at December 31, 2023, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest other than compensation and other arrangements that are described in the section titled “Executive Compensation.” We also describe below certain other transactions with our directors, former directors, executive officers and stockholders.
All of the transactions set forth below were approved by a majority of our Board of Directors as well as our Audit Committee. We believe we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by our Audit Committee, and a majority of the members of our Board of Directors, including a majority of the independent and disinterested members of our Board of Directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.
Subscription Agreements
December 2023
In December 2023, we entered into a subscription agreement (the “December Subscription Agreement”) with GKCC, LLC (the “Purchaser”), an entity which is controlled by a member of our Board of Directors, providing for the issuance and sale by us to the Purchaser of an aggregate of 1,213,000 shares of our common stock, par value $0.01 per share, at a purchase price per share of $5.81 (the “December Offering”). The gross proceeds to us from the December Offering were approximately $7.0 million. The closing of the December Offering occurred in December 2023. Upon closing of the December Offering, the Purchaser became a greater than 10% holder of our shares of common stock outstanding.
We granted the Purchaser certain customary registration rights with respect to the shares of our common stock. The December Subscription Agreement contains customary terms and conditions for a transaction of this type, including certain customary indemnification rights and certain customary cash penalties on us for our failure to satisfy specified filing and effectiveness time periods.
March 2024
In March 2024, we entered into the March Subscription Agreement with the Purchaser, an entity controlled by Yekaterina (Katie) Chudnovsky, a member of our Board of Directors and which owns greater than 10% of our shares of common stock outstanding, providing for the issuance and sale by us to the Purchaser of the March Pre-Funded Warrants to purchase up to 1,032,702 shares of our common stock, at a purchase price per March Pre-Funded Warrant of $5.81. The March Offering closed on March 19, 2024 (the “March Offering Closing Date”). Each March Pre-Funded Warrant is exercisable at any time on or after the March Offering Closing Date at an exercise price equal to $0.01 per share, subject to adjustments as provided under the terms of the March Pre-Funded Warrant, subject to a post-exercise beneficial ownership limitation of 19.99%, unless Stockholder Approval (defined below) is obtained. The gross proceeds to us from the March Offering were approximately $6.0 million. We granted the Purchaser certain customary registration rights with respect to the shares of our common stock issuable upon exercise of the March Pre-Funded Warrants. The March Subscription Agreement contains customary terms and conditions for a transaction of this type, including certain customary indemnification rights and certain customary cash penalties on us for our failure to satisfy specified filing and effectiveness time periods.
In addition, we have agreed to use commercially reasonable efforts to obtain Stockholder Approval with respect to a change of control of Elicio pursuant to Section 5635(b) of the Listing Rules of The Nasdaq Stock Market resulting from beneficial ownership in excess of 19.99% of our outstanding common stock upon the issuance of the Pre-Funded Warrant Shares.
Public Offering
In July 2024, we closed an underwritten public offering (the “July Offering”), in which Yekaterina (Katie) Chudnovsky and Jay Venkatesan, each a member of our Board of Directors, along with trusts affiliated with Jay Venkatesan participated. Ms. Chudnovsky purchased 1,600,000 July Pre-Funded Warrants and accompanying July Common Warrants for an aggregate purchase price of $7,984,000 and Mr. Venkatesan and his affiliated trusts purchased 200,000 July Pre-funded Warrants and accompanying July Common Warrants for an aggregate purchase price of $998,000, with such July Pre-Funded Warrants and July Common Warrants subject to the terms and conditions of such securities detailed below.
The July Offering consisted of (i) 500,000 shares of the Company’s common stock, par value $0.01 per share (the “July Shares”) and (ii) 1,800,000 July Pre-Funded Warrants, together with the July Common Warrants to purchase up to 2,300,000 shares of common stock. Each July Share and accompanying July Common Warrant were sold together at a combined offering price of $5.00 per July Share and accompanying July Common Warrant, and each July Pre-Funded Warrant and accompanying July Common Warrant were sold together at a combined offering price of $4.99 per July Pre-Funded Warrant and accompanying July Common Warrant, which represented the combined purchase price per July Pre-Funded Warrant and accompanying July Common Warrant less the $0.01 per share exercise price for each such July Pre-Funded Warrant. The July Common Warrants have an exercise price of $5.00 per share, were immediately exercisable and will expire five years from the issuance date.
Senior Secured Convertible Note Financing
In August 2024, we entered into the August Securities Purchase Agreement with the Purchaser, an entity controlled by Yekaterina (Katie) Chudnovsky, a member of our Board of Directors and which owns greater than 10% of our shares of common stock outstanding, pursuant to which we issued the Convertible Note in the principal amount of $20.0 million. Unless earlier converted in accordance with the terms of the Convertible Note, the Convertible Note will mature on February 15, 2026. Interest on the Convertible Note will accrue and will be payable quarterly in cash on the principal amount equal to 3% per annum, with the initial interest payment date to be June 30, 2025. The Convertible Note is secured by a (i) first priority lien on substantially all assets of the Company and our subsidiaries, pursuant to a security agreement and (i) first priority lien on intellectual property of the Company, pursuant to an intellectual property security agreement. The Convertible Note will be convertible into shares of Elicio common stock, in whole or in part, at the option of the Purchaser at any time, based on a Conversion Price of $5.81 per share of common stock, subject to adjustments and satisfaction of certain conversion conditions; provided that we will not effect any conversion of the Convertible Note and the Purchaser will not have any right to convert any portion of the Convertible Note until our stockholders have provided all approvals as may be required by the applicable rules and regulations of The Nasdaq Stock Market, LLC.
If at any time from and after the date of the August Securities Purchase Agreement and for so long as certain conversion conditions are satisfied, the closing price of the common stock on Nasdaq equals or exceeds 135% of the Conversion Price for 20 trading days in a 30 trading day period, then we have the right to require the Purchaser to convert all or any portion of the Convertible Note, including any accrued but unpaid interest into shares of common stock, as further described in the Convertible Note; provided that we will not effect any such conversion of the Convertible Note until we obtain Stockholder Approval. The Convertible Note contains customary terms and covenants and customary events of default. We granted the Purchaser certain customary registration rights with respect to the shares of common stock issuable upon conversion of the Convertible Note.

Support Agreements
Concurrently with the execution of the Merger Agreement, executive officers, directors and stockholders of Angion entered into support agreements in favor of Elicio relating to the Merger (the “Angion Support Agreements”). The Angion Support Agreements provide, among other things, that such officers, directors and stockholders will vote all of their shares of Angion common stock: (i) in favor of adopting the Merger Agreement and approving the Merger, the Merger related stock issuance proposal and reverse stock split proposal, and the other transactions and actions contemplated by the Merger Agreement, (ii) against any proposal made in opposition to, or in competition with, the Merger Agreement or the Merger and (iii) against any acquisition proposal involving a third party.
Concurrently with the execution of the Merger Agreement, executive officers, directors and stockholders of Elicio entered support agreements in favor of Angion relating to the Merger (the “Elicio Support Agreements”). The Elicio Support Agreements provide, among other things, that such executive officers, directors and stockholders vote all of their shares of Elicio capital stock: (i) in favor of adopting the Merger Agreement and approving the Merger, the items in connection with the Merger requiring Elicio stockholder consent and the other transactions and actions contemplated by the Merger Agreement, (ii) against any proposal made in opposition to, or in competition with, the Merger Agreement or the Merger and (iii) against any acquisition proposal involving a third party.
Danforth Advisors Consulting Agreement
In March 2013, Elicio entered into a Consulting Agreement with Danforth Advisors, LLC (“Danforth”). Daniel Geffken, Former Elicio’s interim Chief Financial Officer, is a managing director of Danforth. Pursuant to the agreement, Danforth provided chief financial officer services, business consulting and advisory services, including accounting and controller services that were necessary to support the management and operations of Former Elicio’s business. The agreement had been amended in each of 2014, 2016, 2019, 2020 and 2021 to modify the scope of services provided. The agreement terminated in August 2023. As consideration under the agreement, Elicio paid Danforth consulting fees generally based on hourly rates as enumerated in the agreement, or for specific agreed upon fees for specific projects or services. Elicio paid Danforth approximately $0.7 million and $0.4 million for its services in 2023 and 2022, respectively. Mr. Geffken received grants of options to purchase common stock from time to time in his capacity as a consultant and, separately, received additional grants in his capacity as a member of Former Elicio’s Board. Mr. Geffken did not receive any options to purchase shares of Elicio common stock in connection with his service as a consultant.
Director Independence
Our Board of Directors currently consists of eight members. Our Board of Directors has determined all of our directors, other than Dr. Venkatesan, Ms. Chudnovsky and Mr. Connelly, qualify as “independent” directors in accordance with the Nasdaq listing requirements. Dr. Venkatesan is not considered independent because he was an employee of Angion for a period of time within the prior three years. Mr. Connelly is not considered independent as he is currently an employee of the Company. Ms. Chudnovsky is not considered independent because of her significant ownership of the Company’s securities. In addition, as required by the Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Indemnification
We provide indemnification for our directors and executive officers so that they will be free from undue concern about personal liability in connection with their service to Elicio. Under our Amended and Restated Bylaws, we are required to indemnify our directors and executive officers to the extent not prohibited under Delaware or other applicable law. We have also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that we will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, losses and liabilities (including all interest, taxes, assessments and other charges in connection therewith) that he or she may incur in connection with any proceeding or in any way connected with, resulting from or relating to his or her status as a director or officer of the Company or any of our subsidiaries, and otherwise to the fullest extent permitted under Delaware law and our Amended and Restated Bylaws.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules permitting companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Elicio’s stockholders will be “householding” Elicio’s proxy materials. A single copy of the proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the proxy statement, please notify your broker or Elicio. Direct your written request to Elicio Therapeutics, Inc., Megan C. Filoon, Corporate Secretary at 451 D Street, Suite 501, Boston, MA 02210. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Megan C. Filoon
Megan C. Filoon Secretary

September 27, 2024

A copy of Elicio’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2023 is available without charge upon written request to: Corporate Secretary, Elicio Therapeutics, Inc., 451 D Street, Suite 501, Boston, MA 02210.

PROXY

ELICIO THERAPEUTICS, INC.

This Proxy is solicited on behalf of the Board of Directors of ELICIO THERAPEUTICS, INC.

The undersigned hereby appoints Robert Connelly and Megan Filoon, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and hereby authorizes them, and each of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ELICIO THERAPEUTICS, INC. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 9:30 a.m. Eastern Time on November 7, 2024 and any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

The Annual Meeting will be held virtually. In order to attend the Annual Meeting, you must register at http://www.viewproxy.com/ELTX/2024/ by 11:59 p.m. Eastern Time on November 6, 2024. On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled "*Questions and Answers About These Proxy Materials and Voting – How do I attend the Annual Meeting?*" and "*Questions and Answers About These Proxy Materials and Voting – How do I vote?*"

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO SUCH DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1; FOR THE PROPOSALS IN ITEMS 2 AND 3; OR THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice of Internet Availability of Proxy Materials for the virtual Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at http://www.viewproxy.com/ELTX/2024/

Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR" each of the director nominees listed in Proposal 1 and "FOR" Proposals 2 and 3.

Proposal 1. To elect the Board of Directors' nominees

NOMINEES:	FOR	AGAINST	ABSTAIN
(1) Robert Connelly	☐	☐	☐
(2) Yekaterina (Katie) Chudnovsky	☐	☐	☐
(3) Allen R. Nissenson, M.D.	☐	☐	☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

VIRTUAL CONTROL NUMBER

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

I plan to attend the meeting virtually ☐

Date ______________________________

Signature ______________________________

Signature (if held jointly) ______________________________

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

As a stockholder of ELICIO THERAPEUTICS, INC., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

As a registered holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/ELTX/2024/ using your Virtual Control Number below. Your registration must be received by 11:59 p.m. Eastern Time on November 6, 2024. On the day of the Annual Meeting, if you have properly registered you may log in to the Annual Meeting by clicking on the link provided and entering the password you received via email in your registration confirmations and follow instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled "*Questions and Answers About These Proxy Materials and Voting – How do I attend the Annual Meeting?*" and "*Questions and Answers About These Proxy Materials and Voting – How do I vote?*"

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit Virtual Control Number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting.

INTERNET

Vote Your Proxy on the Internet:
Go to www.FCRvote.com/ELTX

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.